                                                                    EXHIBIT 99.2

                                   (CNA LOGO)

                            CNA FINANCIAL CORPORATION

                       SUPPLEMENTAL FINANCIAL INFORMATION

                               SEPTEMBER 30, 2003

                                                                      (CNA LOGO)

                            CNA FINANCIAL CORPORATION
                                TABLE OF CONTENTS
                               SEPTEMBER 30, 2003

                                                                                         PAGE
                                                                                         ----
Supplemental Financial Information                                                       i-ii
Statements of Operations                                                                   1
Components of Net Income and Per Share Data                                                2
Selected Balance Sheet Data and Condensed Consolidated Statement of Cash Flows Data        3
Property & Casualty Insurance Claim & Claim Adjustment Expense Reserve Data                4
Property & Casualty Insurance Claim & Claim Adjustment Expense Reserve Rollforward         5
Investments by Asset Class                                                                 6
Operating Results and Other Financial Data by Segment:
          Property & Casualty Segments                                                   7-10
          Group & Life Segments and Corporate & Other                                   11-12
                    Catastrophe Losses                                                    13
Analysis of Pretax Net Investment Income                                                14-15
Statutory Data - Preliminary                                                              16
Property & Casualty Segments Loss and LAE Ratio Analysis                                  17
Impact of Significant Items                                                             18-25
Summary of Development by Segment and Line of Business                                    26
Gross Loss and ALAE Ratios by Segment and Line of Business                                27
Net Loss and ALAE Ratios by Segment and Line of Business                                  28

                                                                      (CNA LOGO)

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

         DEFINITIONS AND PRESENTATION

         o        P&C OPERATIONS includes Standard Lines and Specialty Lines.

         o        P&C SEGMENTS includes Standard Lines, Specialty Lines and CNA
                  Re.

         o CORPORATE & OTHER is comprised primarily of losses and expenses related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort claims, certain run-off insurance and non-insurance operations. The Corporate & Other segment results also include interest expense on corporate borrowings.

         o P&C COMPANIES includes Standard Lines, Specialty Lines, CNA Re and P&C business written in Group Operations, Life Operations and Corporate & Other.

         o The results from discontinued operations relate to CNA Vida, CNA's Chilean-based life insurer, which was sold in the first quarter of 2002. CNA Vida's results of operations, including the loss on sale, are reported as discontinued operations in all periods presented as required by SFAS 144.

         o Underwriting results are net earned premiums less net incurred claims, the costs incurred to settle claims, acquisition expenses and underwriting expenses.

         o The Loss & LAE ratio represents claim and claim adjustment expenses as a percentage of net earned premiums.

         o The expense ratio is the percentage of underwriting expenses, acquisition expenses and dividends, including the amortization of deferred acquisition costs, to net earned premiums.

         o The dividend ratio is the ratio of dividends incurred to net earned premiums.

         o Limited partnerships (LP's) are a relatively small portion of CNA's overall investment portfolio. The majority of the LP's invest in a substantial number of securities that are readily marketable. CNA is a passive investor in such partnerships and does not have influence over the partnerships' management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

         o All amounts are in millions, except for per share and ratio information.

         o        Certain immaterial differences are due to rounding.

         ACCOUNTING PRONOUNCEMENTS

         o During the third quarter of 2002, the Company completed its initial goodwill impairment testing under SFAS 142, Goodwill and Other Intangible Assets, and recorded a $57 million after-tax impairment charge. The impairment was recorded as a cumulative effect of a change in accounting principle as of January 1, 2002, in Specialty Lines, Life Operations and Corporate & Other.

                                                                      (CNA LOGO)

                            CNA FINANCIAL CORPORATION
                       SUPPLEMENTAL FINANCIAL INFORMATION

         NON-GAAP FINANCIAL MEASURES

         This financial supplement presents certain GAAP and non-GAAP financial measures to provide information used by management to monitor the Company's operating performance. Management utilizes various financial measures to monitor the Company's insurance operations and investment portfolio. Underwriting results, which are derived from certain income statement amounts, are considered non-GAAP financial measures and are used by management to monitor performance of the Company's insurance operations. The Company's investment portfolio is monitored through analysis of various quantitative and qualitative factors, and certain decisions related to the sale or impairment of investments produce realized gains and losses. Net realized investment gains and losses, which are comprised of after-tax realized investment gains and losses net of participating policyholders' and minority interest, are a non-GAAP financial measure.

         Underwriting results are computed as net earned premiums less net incurred claims and the cost incurred to settle these claims, acquisition expenses and underwriting expenses. Management uses underwriting results and operating ratios to monitor insurance operations' results without the impact of certain factors, including investment income, other revenues, other expenses, minority interest, income tax benefit (expense) and net realized investment gains or losses. Management excludes these factors in order to analyze the direct relationship between the net earned premiums and the related claims and the cost incurred to settle these claims, acquisition expenses and underwriting expenses.

         Management excludes after-tax net realized investment gains or losses when analyzing the insurance operations because net realized investment gains or losses related to the Company's available-for-sale investment portfolio are largely discretionary, except for losses related to other-than-temporary impairments, and are generally driven by economic factors that are not necessarily consistent with key drivers of underwriting performance.

         Operating ratios are calculated using insurance results and are used by the insurance industry and regulators such as state departments of insurance and the National Association of Insurance Commissioners for financial regulation and as a basis of comparison among companies. The ratios presented in this financial supplement are calculated using GAAP financial results and include the loss and loss adjustment expense ratio (loss ratio) as well as the expense, dividend and combined ratios. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios.

         The Company's investment portfolio is monitored by management through analyses of various factors including unrealized gains and losses on securities, portfolio duration and exposure to interest rate, market and credit risk. Based on such analyses, the Company may impair an investment security in accordance with its policy, or sell a security. Such activities will produce realized gains and losses.

         While management uses various non-GAAP financial measures to monitor various aspects of the Company's performance, relying on any measure other than net income, which is the most directly comparable GAAP measure to underwriting results and realized gains and losses, is not a complete representation of financial performance. Management believes that its process of evaluating performance through the use of these non-GAAP financial measures provides a basis for understanding the operations and the impact to net income as a whole. Management also believes that investors find these non-GAAP financial measures described above useful to help interpret the underlying trends and performance, as well as to provide visibility into the significant components of net income.

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
STATEMENTS OF OPERATIONS

---------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED SEPTEMBER 30                                            THREE MONTHS                       NINE MONTHS
                                                                                           FAV/                            FAV/
                                                                                          (UNFAV)                         (UNFAV)
(In millions)                                                    2003        2002 (1)   % CHANGE      2003     2002 (1)  % CHANGE
---------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
Revenues:
    Net earned premiums                                        $ 2,126       $ 2,262       (6)%    $  6,704     $ 7,925    (15)%
    Net investment income                                          352           364       (3)        1,211       1,292     (6)
    Realized investment gains (losses), net of
        participating policyholders' and minority interests        164            24      N/A           466        (137)   N/A
    Other revenues                                                  83           137      (39)          288         465    (38)
                                                               -------       -------               --------     -------
Total revenues                                                   2,725         2,787       (2)        8,669       9,545     (9)
                                                               -------       -------               --------     -------
Claims, benefits and expenses:
    Insurance claims and policyholders' benefits                 4,032         1,850     (118)        7,969       6,542    (22)
    Other operating expenses                                     1,440           823      (75)        3,199       2,608    (23)
    Interest                                                        33            37       11           100         112     11
                                                               -------       -------               --------     -------
Total claims, benefits and expenses                              5,505         2,710     (103)       11,268       9,262    (22)
                                                               -------       -------               --------     -------
(Loss) income from continuing operations before
   income tax and minority interest                             (2,780)           77      N/A        (2,599)        283    N/A
Income tax benefit (expense)                                     1,006           (22)     N/A           983         (75)   N/A
Minority interest                                                   14            (1)     N/A             9         (11)   182
                                                               -------       -------               --------     -------
(Loss) income from continuing operations before
   cumulative effect of a change in accounting principle        (1,760)           54      N/A        (1,607)        197    N/A
Loss from discontinued operations, net of tax                        -             -      N/A             -         (35)   N/A
Cumulative effect of a change in accounting principle,
   net of tax                                                        -             -      N/A             -         (57)   N/A
                                                               -------       -------               --------     -------
Net (loss) income                                              $(1,760)      $    54      N/A %    $ (1,607)    $   105    N/A %
                                                               =======       =======               ========     =======
---------------------------------------------------------------------------------------------------------------------------------

(1) The three months and nine months ended September 30, 2002 results have been restated to reflect an adjustment to the Company's historical accounting for CNA's life settlement contracts and the related revenue recognition. Refer to CNA's 2002 Form 10-K for further information related to this restatement.

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
COMPONENTS OF NET INCOME AND PER SHARE DATA

----------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED SEPTEMBER 30                                            THREE MONTHS                       NINE MONTHS
                                                                                          FAV/                               FAV/
                                                                                        (UNFAV)                            (UNFAV)
(In millions, except per share data)                                2003    2002 (1)   % CHANGE     2003        2002 (1)  % CHANGE
----------------------------------------------------------------------------------------------------------------------------------
COMPONENTS OF NET (LOSS) INCOME

    (Loss) income before net realized investment gains (losses)   $(1,865)        $38      N/A %    $(1,912)     $  284       N/A %
    Net realized investment gains (losses), net of
      participating policyholders' and minority interests             105          16      N/A          305         (87)      N/A
                                                                  -------       -----               -------      ------
    (Loss) income from continuing operations                       (1,760)         54      N/A       (1,607)        197       N/A
    Loss from discontinued operations, net of tax                       -           -      N/A            -         (35)      N/A
    Cumulative effect of a change in accounting
      principle, net of tax                                             -           -      N/A            -         (57)      N/A
                                                                  -------       -----               -------      ------
Net (loss) income                                                 $(1,760)        $54      N/A %    $(1,607)     $  105       N/A %
                                                                  =======       =====               =======      ======

BASIC AND DILUTED (LOSS) EARNINGS PER SHARE

    (Loss) income from continuing operations (2)                  $ (7.94)      $0.24      N/A      $ (7.39)     $ 0.89       N/A
    Loss from discontinued operations, net of tax                       -           -      N/A            -       (0.16)      N/A
    Cumulative effect of a change in accounting principle,
      net of tax                                                        -           -      N/A            -       (0.26)      N/A
                                                                  -------       -----               -------      ------
Basic and diluted (loss) earnings per share available
      to common stockholders                                      $ (7.94)      $0.24      N/A %    $ (7.39)     $ 0.47       N/A %
                                                                  =======       =====               =======      ======
Weighted average outstanding common stock and
    common stock equivalents                                        223.6       223.6                 223.6       223.6
----------------------------------------------------------------------------------------------------------------------------------

(1) The three months and nine months ended September 30, 2002 results have been restated to reflect an adjustment to the Company's historical accounting for CNA's life settlement contracts and the related revenue recognition. Refer to CNA's 2002 Form 10-K for further information related to this restatement.

(2) The per share results available to common stockholders for the three months and nine months ended September 30, 2003 were reduced by $15 million and $45 million, or $0.07 per share and $0.20 per share, of accumulated but undeclared preferred stock dividends.

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
SELECTED BALANCE SHEET DATA AND CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS DATA

-----------------------------------------------------------------------------------------
                                                           SEPTEMBER 30,    DECEMBER 31,
(In millions, except per share data)                          2003             2002
-----------------------------------------------------------------------------------------
Total assets                                                 $67,850          $61,731
Insurance reserves                                            46,053           40,179
Debt                                                           2,153            2,292
Total liabilities                                             59,404           52,074
Minority interest                                                245              256
Accumulated other comprehensive income                         1,013              604
Total stockholders' equity                                     8,201            9,401

Book value per common share                                  $ 33.11          $ 38.68
Book value per common share excluding unrealized
    gain or loss on fixed maturity securities                $ 29.29          $ 36.53

Outstanding shares of common stock (in millions of shares)     223.6            223.6
-----------------------------------------------------------------------------------------

-------------------------------------------------------------------------
THREE MONTHS ENDED
SEPTEMBER 30
(In millions)                                         2003          2002
-------------------------------------------------------------------------

Net cash flows provided by operating activities      $ 1,367       $ 371

Net cash flows used by investing activities           (1,318)       (225)

Net cash flows used by financing activities              (11)        (32)
                                                     -------       -----
Net cash flows                                       $    38       $ 114
                                                     =======       =====
-------------------------------------------------------------------------

-------------------------------------------------------------------------
NINE MONTHS ENDED
SEPTEMBER 30
(In millions)                                          2003         2002
-------------------------------------------------------------------------
Net cash flows provided by operating activities      $ 1,482       $ 806

Net cash flows used by investing activities           (1,270)       (635)

Net cash flows used by financing activities             (160)        (54)
                                                     -------       -----
Net cash flows                                       $    52       $ 117
                                                     =======       =====
-------------------------------------------------------------------------

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY INSURANCE
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE DATA

------------------------------------------------------------------------------------------------------------------------------

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES (1)                                                                        TOTAL P&C
(In millions)                                     STANDARD LINES   SPECIALTY LINES    P&C OPERATIONS    CNA RE       SEGMENTS
------------------------------------------------------------------------------------------------------------------------------
As of September 30, 2003
    Gross                                              $13,153           $6,417           $19,570        $2,336      $21,906
    Ceded                                                4,994            2,452             7,446         1,061        8,507
    Net                                                  8,159            3,965            12,124         1,275       13,399

As of December 31, 2002
    Gross                                              $11,576           $5,874           $17,450        $2,264      $19,714
    Ceded                                                4,314            2,501             6,815           902        7,717
    Net                                                  7,262            3,373            10,635         1,362       11,997
------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES (1)
(In millions)                                   GROUP OPERATIONS     LIFE OPERATIONS    CORPORATE & OTHER      TOTAL OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
As of September 30, 2003
    Gross                                            $1,493               $1,479              $7,386                $32,264
    Ceded                                                91                   83               4,628                 13,309
    Net                                               1,402                1,396               2,758                 18,955

As of December 31, 2002
    Gross                                            $1,400               $1,409              $4,847                $27,370
    Ceded                                                85                   80               2,845                 10,727
    Net                                               1,315                1,329               2,002                 16,643
-------------------------------------------------------------------------------------------------------------------------------

(1) Gross reserves as of September 30, 2003 and December 31, 2002 include $1,774 million ($1,431 million in Group Operations, $138 million in Life Operations and $205 million in Corporate & Other) and $1,722 million ($1,350 million in Group Operations, $133 million in Life Operations and $239 million in Corporate & Other) of Life & Group company reserves, which are primarily related to accident and health business. Net reserves as of September 30, 2003 and December 31, 2002 include $1,636 million ($1,415 million in Group Operations, $59 million in Life Operations and $162 million in Corporate & Other) and $1,578 million ($1,337 million in Group Operations, $56 million in Life Operations and $185 million in Corporate & Other) of Life & Group company reserves, which are primarily related to accident and health business.

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY INSURANCE
CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD (1)

-------------------------------------------------------------------------------------------------------
PERIOD ENDED SEPTEMBER 30, 2003
                                                                       THREE MONTHS         NINE MONTHS
                                                                           ENDED              ENDED
(In millions)
-------------------------------------------------------------------------------------------------------
Claim & claim adjustment expense reserves, beginning of period
     Gross                                                                $ 27,944          $ 27,370
     Ceded                                                                  11,485            10,727
                                                                          --------          --------
     Net                                                                    16,459            16,643
                                                                          --------          --------

Net incurred claim & claim adjustment expenses                               3,802             7,463

Net claim & claim adjustment expense payments                               (1,306)           (5,151)

Claim & claim adjustment expense reserves, end of period
     Net                                                                    18,955            18,955
     Ceded                                                                  13,309            13,309
                                                                          --------          --------
     Gross                                                                $ 32,264          $ 32,264
                                                                          ========          ========
-------------------------------------------------------------------------------------------------------

(1) Gross reserves as of September 30, 2003 and December 31, 2002 include $1,774 million and $1,722 million of Life & Group company reserves, which are primarily related to accident and health business. Net reserves as of September 30, 2003 and December 31, 2002 include $1,636 million and $1,578 million of Life & Group company reserves, which are primarily related to accident and health business.

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
INVESTMENTS BY ASSET CLASS

------------------------------------------------------------------------------------------------------------------
                                                                 SEPTEMBER 30, 2003          DECEMBER 31, 2002

                                                                BOOK          MARKET       BOOK            MARKET
(In millions)                                                   VALUE         VALUE        VALUE           VALUE
------------------------------------------------------------------------------------------------------------------
PROPERTY & CASUALTY AND OTHER COMPANIES
Investments:
   Fixed maturity securities                                   $19,237        $19,951      $17,673        $18,172
   Equity securities                                               308            513          467            614
   Short-term investments                                        5,258          5,258        5,780          5,778
   Limited partnership investments                               1,209          1,209        1,055          1,055
   Mortgage loans and other invested assets                         44             34           61             73
                                                               -------        -------      -------        -------
           Subtotal                                             26,056         26,965       25,036         25,692
   Securities lending collateral                                   698            698          399            399
                                                               -------        -------      -------        -------
Total investments                                              $26,754        $27,663      $25,435        $26,091
                                                               -------        -------      -------        -------

LIFE AND GROUP COMPANIES
Investments:
   Fixed maturity securities                                   $ 8,197        $ 8,796      $ 7,860        $ 8,103
   Equity securities                                                52             62           52             52
   Short-term investments                                          918            918          686            686
   Limited partnership investments                                   4              4            5              5
   Mortgage loans, policy loans and other invested assets          202            189          210            211
                                                               -------        -------      -------        -------
           Subtotal                                              9,373          9,969        8,813          9,057
   Securities lending collateral                                   170            170          145            145
                                                               -------        -------      -------        -------
Total investments                                              $ 9,543        $10,139      $ 8,958        $ 9,202
                                                               -------        -------      -------        -------

TOTAL INVESTMENTS                                              $36,297        $37,802      $34,393        $35,293
                                                               =======        =======      =======        =======
------------------------------------------------------------------------------------------------------------------

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY SEGMENTS - OPERATING RESULTS

------------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                          STANDARD LINES                SPECIALTY LINES                 P&C OPERATIONS
SEPTEMBER 30                                           FAV/(UNFAV)                     FAV/(UNFAV)                       FAV/(UNFAV)
(In millions)                         2003     2002    % CHANGE       2003      2002    % CHANGE      2003       2002    % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
Gross written premiums               $ 1,406  $ 1,213      16 %      $ 944      $ 889        6 %     $ 2,350    $ 2,102      12 %
Net written premiums                     834    1,033     (19)         719        628       14         1,553      1,661      (7)

Net earned premiums                      802      992     (19)         660        551       20         1,462      1,543      (5)
Claim and claim adjustment
    expenses                           1,563      602    (160)         727        499      (46)        2,290      1,101    (108)
Acquisition expenses                     498      151     N/A          238        122      (95)          736        273    (170)
Underwriting expenses                    151      132     (14)          73         69       (6)          224        201     (11)
Policyholders' dividends                  60       26    (131)           1          -      N/A            61         26    (135)
                                     -------  -------                -----      -----                -------    -------
Underwriting (loss) income            (1,470)      81     N/A         (379)      (139)    (173)       (1,849)       (58)    N/A
                                     -------  -------                -----      -----                -------    -------
Net investment income                     42       67     (37)          64         49       31           106        116      (9)
Other revenues                            35       80     (56)          35         33        6            70        113     (38)
Other expenses                            38       75      49           29         31        6            67        106      37
                                     -------  -------                -----      -----                -------    -------
(Loss) income before income tax,
    minority interest and net
    realized investment gains
    (losses)                          (1,431)     153     N/A         (309)       (88)     N/A        (1,740)        65     N/A
Income tax benefit (expense)             514      (48)    N/A          115         24      N/A           629        (24)    N/A
Minority interest                          -        -     N/A           14         (1)     N/A            14         (1)    N/A
                                     -------  -------                -----      -----                -------    -------
(Loss) income before net realized
    investment gains (losses)           (917)     105     N/A         (180)       (65)    (177)       (1,097)        40     N/A
Realized investment gains (losses)        54      (27)    N/A           28        (15)     N/A            82        (42)    N/A
Income tax (expense) benefit on
    realized investment gains
    (losses)                             (19)      10     N/A          (12)         4      N/A           (31)        14     N/A
                                     -------  -------                -----      -----                -------    -------
(Loss) income from continuing
    operations                          (882)      88     N/A         (164)       (76)    (116)       (1,046)        12     N/A
Cumulative effect of a change in
    accounting principle                   -        -     N/A            -          -      N/A             -          -     N/A
                                     -------  -------                -----      -----                -------    -------
Net (loss) income                    $  (882) $    88     N/A %      $(164)     $ (76)    (116)%     $(1,046)   $    12     N/A %
                                     =======  =======                =====      =====                =======    =======


FINANCIAL RATIOS
Loss & LAE                             194.8 %   60.6 %              110.1 %     90.7 %                156.6 %     71.3 %
Acquisition expense                     62.1     15.3                 35.9       22.0                   50.3       17.7
Underwriting expense                    18.9     13.3                 11.2       12.4                   15.3       13.0
Dividends                                7.5      2.6                  0.2        0.2                    4.2        1.7
                                     -------  -------                -----      -----                -------    -------
Expense ratio, including
    dividends                           88.5     31.2                 47.3       34.6                   69.8       32.4
                                     -------  -------                -----      -----                -------    -------
Combined ratio                         283.3 %   91.8 %              157.4 %    125.3 %                226.4 %    103.7 %
                                     =======  =======                =====      =====                =======    =======
------------------------------------------------------------------------------------------------------------------------------------

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY SEGMENTS - OPERATING RESULTS

-----------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                                                    CNA RE                           TOTAL P&C SEGMENTS
SEPTEMBER 30                                                                      FAV/(UNFAV)                           FAV/(UNFAV)
(In millions)                                              2003       2002       % CHANGE       2003         2002       % CHANGE
-----------------------------------------------------------------------------------------------------------------------------------
Gross written premiums                                     $ 150      $ 179         (16)%      $ 2,500      $ 2,281        10 %
Net written premiums                                         109        167         (35)         1,662        1,828        (9)

Net earned premiums                                           84        157         (46)         1,546        1,700        (9)
Claim and claim adjustment expenses                          178        181           2          2,468        1,282       (93)
Acquisition expenses                                          26         34          24            762          307      (148)
Underwriting expenses                                         17         14         (21)           241          215       (12)
Policyholders' dividends                                       -          -         N/A             61           26      (135)
                                                           -----      -----                    -------      -------
Underwriting loss                                           (137)       (72)        (90)        (1,986)        (130)      N/A
                                                           -----      -----                    -------      -------
Net investment income                                          9         28         (68)           115          144       (20)
Other revenues                                                 -          1         N/A             70          114       (39)
Other expenses                                                 -          2         N/A             67          108        38
                                                           -----      -----                    -------      -------
(Loss) income before income tax, minority interest
    and net realized investment gains (losses)              (128)       (45)       (184)        (1,868)          20       N/A
Income tax benefit (expense)                                  47         20         135            676           (4)      N/A
Minority interest                                              -          -         N/A             14           (1)      N/A
                                                           -----      -----                    -------      -------
(Loss) income before net realized investment gains
    (losses)                                                 (81)       (25)        N/A         (1,178)          15       N/A
Realized investment gains (losses)                            12         (5)        N/A             94          (47)      N/A
Income tax (expense) benefit on realized
    investment gains (losses)                                 (5)         4         N/A            (36)          18       N/A
                                                           -----      -----                    -------      -------
Loss from continuing operations                              (74)       (26)       (185)        (1,120)         (14)      N/A
Cumulative effect of a change in accounting principle          -          -         N/A              -            -       N/A
                                                           -----      -----                    -------      -------
Net loss                                                   $ (74)     $ (26)       (185)%      $(1,120)     $   (14)      N/A %
                                                           =====      =====                    =======      =======

FINANCIAL RATIOS
Loss & LAE                                                 211.4 %    115.4 %                    159.6 %       75.4 %
Acquisition expense                                         31.4       22.0                       49.3         18.1
Underwriting expense                                        20.5        8.6                       15.5         12.6
Dividends                                                      -          -                        4.0          1.5
                                                           -----      -----                    -------      -------
Expense ratio, including dividends                          51.9       30.6                       68.8         32.2
                                                           -----      -----                    -------      -------
Combined ratio                                             263.3 %    146.0 %                    228.4 %      107.6 %
                                                           =====      =====                    =======      =======
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY SEGMENTS - OPERATING RESULTS

------------------------------------------------------------------------------------------------------------------------------------
NINE MONTHS ENDED                          STANDARD LINES                SPECIALTY LINES                 P&C OPERATIONS
SEPTEMBER 30                                           FAV/(UNFAV)                      FAV/(UNFAV)                      FAV/(UNFAV)
(In millions)                       2003        2002    % CHANGE     2003      2002     % CHANGE      2003      2002     % CHANGE
------------------------------------------------------------------------------------------------------------------------------------

Gross written premiums              $ 4,265   $ 4,017        6 %    $ 2,787   $ 2,484        12 %    $ 7,052   $ 6,501       8 %
Net written premiums                  2,828     3,172      (11)       2,064     1,740        19        4,892     4,912      (0)

Net earned premiums                   2,664     3,040      (12)       1,948     1,594        22        4,612     4,634      (0)
Claim and claim adjustment
    expenses                          3,105     2,191      (42)       1,776     1,238       (43)       4,881     3,429     (42)
Acquisition expenses                    918       536      (71)         503       333       (51)       1,421       869     (64)
Underwriting expenses                   431       379      (14)         215       195       (10)         646       574     (13)
Policyholders' dividends                 86        57      (51)           2         2         0           88        59     (49)
                                    -------   -------               -------   -------                -------   -------
Underwriting loss                    (1,876)     (123)     N/A         (548)     (174)      N/A       (2,424)     (297)    N/A
                                    -------   -------               -------   -------                -------   -------
Net investment income                   236       304      (22)         213       184        16          449       488      (8)
Other revenues                          165       243      (32)          81       120       (33)         246       363     (32)
Other expenses                          155       216       28           72        87        17          227       303      25
                                    -------   -------               -------   -------                -------   -------
(Loss) income before income tax,
    minority interest and net
    realized investment gains
    (losses)                         (1,630)      208      N/A         (326)       43       N/A       (1,956)      251     N/A
Income tax benefit (expense)            604       (53)     N/A          125       (23)      N/A          729       (76)    N/A
Minority interest                         -         -      N/A            9       (11)      182            9       (11)    182
                                    -------   -------               -------   -------                -------   -------
(Loss) income before net realized
    investment gains (losses)        (1,026)      155      N/A         (192)        9       N/A       (1,218)      164     N/A
Realized investment gains (losses)      236       (51)     N/A           94       (46)      N/A          330       (97)    N/A
Income tax (expense) benefit on
    realized investment gains
    (losses)                            (83)       18      N/A          (34)       14       N/A         (117)       32     N/A
                                    -------   -------               -------   -------                -------   -------
(Loss) income from continuing
    operations                         (873)      122      N/A         (132)      (23)      N/A       (1,005)       99     N/A
Cumulative effect of a change in
    accounting principle                  -         -      N/A            -       (48)      N/A            -       (48)    N/A
                                    -------   -------               -------   -------                -------   -------
Net (loss) income                   $  (873)  $   122      N/A %    $  (132)  $   (71)      (86)%    $(1,005)  $    51     N/A %
                                    =======   =======               =======   =======                =======   =======

FINANCIAL RATIOS
Loss & LAE                            116.6 %    72.1 %                91.2 %    77.6 %                105.8 %    74.0 %
Acquisition expense                    34.5      17.6                  25.8      20.9                   30.8      18.8
Underwriting expense                   16.1      12.4                  11.0      12.3                   14.1      12.3
Dividends                               3.2       1.9                   0.1       0.1                    1.9       1.3
                                    -------   -------               -------   -------                -------   -------
Expense ratio, including
    dividends                          53.8      31.9                  36.9      33.3                   46.8      32.4
                                    -------   -------               -------   -------                -------   -------
Combined ratio                        170.4 %   104.0 %               128.1 %   110.9 %                152.6 %   106.4 %
                                    =======   =======               =======   =======                =======   =======
------------------------------------------------------------------------------------------------------------------------------------

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY SEGMENTS - OPERATING RESULTS

-----------------------------------------------------------------------------------------------------------------------------------
NINE MONTHS ENDED                                             CNA RE                        TOTAL P&C SEGMENTS
SEPTEMBER 30                                                             FAV/(UNFAV)                             FAV/(UNFAV)
(In millions)                                      2003         2002     % CHANGE       2003          2002        % CHANGE
-----------------------------------------------------------------------------------------------------------------------------------
Gross written premiums                            $ 528        $ 578          (9)%    $ 7,580        $ 7,079           7 %
Net written premiums                                437          494         (12)       5,329          5,406          (1)

Net earned premiums                                 371          462         (20)       4,983          5,096          (2)
Claim and claim adjustment expenses                 371          375           1        5,252          3,804         (38)
Acquisition expenses                                 87          103          16        1,508            972         (55)
Underwriting expenses                                44           46           4          690            620         (11)
Policyholders' dividends                              -            -         N/A           88             59         (49)
                                                  -----        -----                  -------        -------
Underwriting loss                                  (131)         (62)       (111)      (2,555)          (359)        N/A
                                                  -----        -----                  -------        -------
Net investment income                                55          109         (50)         504            597         (16)
Other revenues                                        1            2         (50)         247            365         (32)
Other expenses                                        -            2         N/A          227            305          26
                                                  -----        -----                  -------        -------
(Loss) income before income tax,
    minority interest and net realized
    investment gains (losses)                       (75)          47         N/A       (2,031)           298         N/A
Income tax benefit (expense)                         32           (8)        N/A          761            (84)        N/A
Minority interest                                     -            -         N/A            9            (11)        182
                                                  -----        -----                  -------        -------
(Loss) income before net realized investment
    gains (losses)                                  (43)          39         N/A       (1,261)           203         N/A
Realized investment gains (losses)                   54           (2)        N/A          384            (99)        N/A
Income tax (expense) benefit on realized
    investment gains (losses)                       (16)           5         N/A         (133)            37         N/A
                                                  -----        -----                  -------        -------
(Loss) income from continuing operations             (5)          42        (112)      (1,010)           141         N/A
Cumulative effect of a change in accounting
    principle                                         -            -         N/A            -            (48)        N/A
                                                  -----        -----                  -------        -------
Net (loss) income                                 $  (5)       $  42        (112)%    $(1,010)       $    93         N/A %
                                                  =====        =====                  =======        =======

FINANCIAL RATIOS
Loss & LAE                                        100.0 %       81.2 %                  105.4 %         74.6 %
Acquisition expense                                23.6         22.4                     30.3           19.1
Underwriting expense                               11.7          9.8                     13.8           12.1
Dividends                                             -            -                      1.8            1.2
                                                  -----        -----                  -------        -------
Expense ratio, including dividends                 35.3         32.2                     45.9           32.4
                                                  -----        -----                  -------        -------
Combined ratio                                    135.3 %      113.4 %                  151.3 %        107.0 %
                                                  =====        =====                  =======        =======
-----------------------------------------------------------------------------------------------------------------------------------

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
GROUP & LIFE AND CORPORATE & OTHER SEGMENTS - OPERATING RESULTS

-------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                        TOTAL P&C        GROUP          LIFE        CORPORATE          TOTAL
SEPTEMBER 30                              SEGMENTS      OPERATIONS   OPERATIONS (2)   & OTHER        OPERATIONS (2)
(In millions)                          2003     2002    2003   2002   2003    2002   2003    2002    2003      2002
----------------------------------------------------------------------------------------------------------------------
Net earned premiums                  $ 1,546  $ 1,700  $ 338  $ 292  $ 264   $ 236   $   (22)  $  34  $ 2,126  $ 2,262
Insurance claims & policyholders'
    benefits                           2,468    1,282    262    222    315     271       922     44     3,967    1,819
Policyholders' dividends                  61       26      1      -      5       4        (2)     1        65       31
Insurance related expenses             1,003      522    111    102     69      60       203      7     1,386      691
Net investment income                    115      144     67     65    129     131        41     24       352      364
Other revenues                            70      114     13     21     21      34       (21)   (32)       83      137
Other expenses                            67      108      7      8     13      19         -     34        87      169
                                     -------  -------  -----  -----  -----   -----     -----   ----   -------  -------
(Loss) income before income tax,
    minority interest and net
    realized investment gains
    (losses)                          (1,868)      20     37     46     12      47    (1,125)   (60)   (2,944)      53
Income tax benefit (expense)             676       (4)   (12)   (16)    (2)    (16)      403     22     1,065      (14)
Minority interest                         14       (1)     -      -      -       -         -      -        14       (1)
                                     -------  -------  -----  -----  -----   -----     -----   ----   -------  -------
(Loss) income before net realized
    investment gains (losses)         (1,178)      15     25     30     10      31      (722)   (38)   (1,865)      38
Realized investment gains (losses)        94      (47)    25      5     33     (20)       12     86       164       24
Income tax (expense) benefit on
    realized investment gains
    (losses)                             (36)      18     (8)    (1)   (12)      6        (3)   (31)      (59)      (8)
                                     -------  -------  -----  -----  -----   -----     -----   ----   -------  -------
(Loss) income from continuing
    operations                        (1,120)     (14)    42     34     31      17      (713)    17    (1,760)      54
Loss from discontinued operations          -        -      -      -      -       -         -      -         -        -
Cumulative effect of a change in
    accounting principle                   -        -      -      -      -       -         -      -         -        -
                                     -------  -------  -----  -----  -----   -----     -----   ----   -------  -------
Net (loss) income                    $(1,120) $   (14) $  42  $  34  $  31   $  17     $(713)  $ 17   $(1,760) $    54
                                     =======  =======  =====  =====  =====   =====     =====   ====   =======  =======
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
OTHER FINANCIAL DATA
PROPERTY & CASUALTY
COMPANY INFORMATION              TOTAL P&C           GROUP               LIFE             CORPORATE                TOTAL
                                 SEGMENTS        OPERATIONS (1)        OPERATIONS         & OTHER             OPERATIONS (1)
                              2003       2002      2003   2002        2003    2002      2003      2002      2003       2002
------------------------------------------------------------------------------------------------------------------------------
Gross written premiums      $  2,500   $  2,281   $ 185   $ 218        127   $  124   $    490   $  446   $  3,302   $  3,069
Net written premiums           1,662      1,828       -      (2)       127      124          1      (26)     1,790      1,924
Net earned premiums            1,546      1,700       -       -        129      122         (3)     (19)     1,672      1,803
Underwriting (loss) income    (1,986)      (130)      3       7        (66)     (50)    (1,138)     (55)    (3,187)      (228)


FINANCIAL RATIOS

Loss & LAE                     159.6 %     75.4 %   N/A %   N/A %    124.0 %  118.1 %      N/A %    N/A %    212.1 %     79.0 %
Acquisition expense             49.3       18.1     N/A     N/A       19.2     13.7        N/A      N/A       58.6       17.4
Underwriting expense            15.5       12.6     N/A     N/A        7.9      9.2        N/A      N/A       16.3       14.8
Dividends                        4.0        1.5       -     N/A          -        -        N/A      N/A        3.7        1.4
                            --------   --------   -----   -----   --------   ------   --------   ------   --------   --------
Expense ratio, including
    dividends                   68.8       32.2     N/A     N/A       27.1     22.9        N/A      N/A       78.6       33.6
                            --------   --------   -----   -----   --------   ------   --------   ------   --------   --------
Combined ratio                 228.4 %    107.6 %   N/A %   N/A %    151.1 %  141.0 %      N/A %    N/A %    290.7 %    112.6 %
                            ========   ========   =====   =====   ========   ======   ========   ======   ========   ========
------------------------------------------------------------------------------------------------------------------------------

(1) Included in gross written premiums for 2003 and 2002 is $177 million and $209 million of business ceded to CNA Group Life Assurance Company.

(2) The three months ended September 30, 2002 results have been restated to reflect an adjustment to the Company's historical accounting for CNA's life settlement contracts and the related revenue recognition. Refer to CNA's 2002 Form 10-K for further information related to this restatement.

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
GROUP & LIFE AND CORPORATE & OTHER SEGMENTS - OPERATING RESULTS

------------------------------------------------------------------------------------------------------------------------------------
NINE MONTHS ENDED                              TOTAL P&C         GROUP             LIFE            CORPORATE            TOTAL
SEPTEMBER 30                                   SEGMENTS      OPERATIONS (1)    OPERATIONS (3)       & OTHER        OPERATIONS (1)(3)
(In millions)                               2003      2002    2003     2002     2003    2002      2003    2002     2003       2002
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                       $ 4,983   $ 5,096   $ 982   $ 2,017   $ 783   $ 710   $   (44)  $ 102   $ 6,704   $ 7,925
Insurance claims & policyholders'
    benefits                                5,252     3,804     760     1,721     911     810       950     141     7,873     6,476
Policyholders' dividends                       88        59       1         -      14      10        (7)     (3)       96        66
Insurance related expenses                  2,198     1,592     342       416     221     188       238       -     2,999     2,196
Net investment income                         504       597     200       188     393     402       114     105     1,211     1,292
Other revenues                                247       365      46        66      64      89       (69)    (55)      288       465
Other expenses                                227       305      22        24      44      56         7     139       300       524
                                          -------   -------   -----   -------   -----   -----   -------   -----   -------   -------
(Loss) income before income tax,
    minority interest and net
    realized investment gains
    (losses)                               (2,031)      298     103       110      50     137    (1,187)   (125)   (3,065)      420
Income tax benefit (expense)                  761       (84)    (33)      (37)    (13)    (48)      429      44     1,144      (125)
Minority interest                               9       (11)      -         -       -       -         -       -         9       (11)
                                          -------   -------   -----   -------   -----   -----   -------   -----   -------   -------
(Loss) income before net realized
    investment gains (losses)              (1,261)      203      70        73      37      89      (758)    (81)   (1,912)      284
Realized investment gains (losses)            384       (99)     (7)      (12)     10     (62)       79      36       466      (137)
Income tax (expense) benefit on realized
    investment gains (losses)                (133)       37       3         4      (4)     21       (27)    (12)     (161)       50
                                          -------   -------   -----   -------   -----   -----   -------   -----   -------   -------
(Loss) income from continuing operations   (1,010)      141      66        65      43      48      (706)    (57)   (1,607)      197
Loss from discontinued operations               -         -       -         -       -     (35)        -       -         -       (35)
Cumulative effect of a change in
    accounting principle                        -       (48)      -         -       -      (8)        -      (1)        -       (57)
                                          -------   -------   -----   -------   -----   -----   -------   -----   -------   -------
Net (loss) income                         $(1,010)  $    93   $  66   $    65   $  43   $   5   $  (706)  $ (58)  $(1,607)  $   105
                                          =======   =======   =====   =======   =====   =====   =======   =====   =======   =======
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
OTHER FINANCIAL DATA              TOTAL P&C             GROUP                LIFE              CORPORATE             TOTAL
PROPERTY & CASUALTY               SEGMENTS         OPERATIONS (1)(2)      OPERATIONS           & OTHER          OPERATIONS (1)(2)
COMPANY INFORMATION
                             2003        2002      2003      2002       2003     2002        2003     2002      2003          2002
----------------------------------------------------------------------------------------------------------------------------------
Gross written premiums     $  7,580    $  7,079    $ 589   $  1,787   $   395    $  371    $  1,416   $1,349   $  9,980    $10,586
Net written premiums          5,329       5,406        -      1,149       394       370          (7)     (23)     5,716      6,902
Net earned premiums           4,983       5,096        -      1,151       389       356          (4)     (13)     5,368      6,590
Underwriting (loss) income   (2,555)       (359)       4         15      (181)     (129)     (1,208)    (134)    (3,940)      (607)


FINANCIAL RATIOS

Loss & LAE                    105.4 %      74.6 %    N/A %     87.7 %   119.9 %   111.9 %       N/A %    N/A %    124.3 %     79.6 %
Acquisition expense            30.3        19.1      N/A       (0.6)     16.4      14.5         N/A      N/A       33.6       15.5
Underwriting expense           13.8        12.1      N/A       11.6      10.2       9.8         N/A      N/A       13.8       13.2
Dividends                       1.8         1.2        -          -         -         -         N/A      N/A        1.7        0.9
                           --------    --------    -----   --------   -------    ------    --------   ------   --------    -------
Expense ratio, including
    dividends                  45.9        32.4      N/A       11.0      26.6      24.3         N/A      N/A       49.1       29.6
                           --------    --------    -----   --------   -------    ------    --------   ------   --------    -------
Combined ratio                151.3 %     107.0 %    N/A %     98.7 %   146.5 %   136.2 %       N/A %    N/A %    173.4 %    109.2 %
                           ========    ========    =====   ========   =======    ======    ========   ======   ========    =======
----------------------------------------------------------------------------------------------------------------------------------

(1) Included in gross written, net written and earned premiums for 2002 is $1,151 million relating to the National Postal Mail Handlers Union contract, which was transferred on July 1, 2002.

(2) Included in gross written premiums for 2003 and 2002 is $562 million and $603 million of business ceded to CNA Group Life Assurance Company.

(3) The nine months ended September 30, 2002 results have been restated to reflect an adjustment to the Company's historical accounting for CNA's life settlement contracts and the related revenue recognition. Refer to CNA's 2002 Form 10-K for further information related to this restatement.

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY SEGMENTS - CATASTROPHE LOSSES

--------------------------------------------------------------------------------------------------------------------------------

CATASTROPHE LOSSES (PRETAX)                                 STANDARD        SPECIALTY      P&C                         TOTAL P&C
(In millions)                                                 LINES           LINES     OPERATIONS       CNA RE        SEGMENTS
--------------------------------------------------------------------------------------------------------------------------------
Three months ended September 30, 2003                          $34             $13         $ 47            $10          $ 57
Nine months ended September 30, 2003                            95              16          111             21           132

Three months ended September 30, 2002                          $ 5             $17         $ 22            $17          $ 39
Nine months ended September 30, 2002                            14              19           33             17            50
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

CATASTROPHE LOSSES (AFTER-TAX)                              STANDARD         SPECIALTY        P&C                      TOTAL P&C
(In millions)                                                LINES              LINES      OPERATIONS      CNA RE      SEGMENTS
--------------------------------------------------------------------------------------------------------------------------------
Three months ended September 30, 2003                          $22                $ 8           $30           $ 7           $37
Nine months ended September 30, 2003                            62                 10            72            14            86

Three months ended September 30, 2002                          $ 3                $11           $14           $11           $25
Nine months ended September 30, 2002                             9                 12            21            11            32

--------------------------------------------------------------------------------------------------------------------------------

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
ANALYSIS OF PRETAX NET INVESTMENT INCOME

-----------------------------------------------------------------------------------------------------------------------------------
(In millions)                                                                      STANDARD LINES
-----------------------------------------------------------------------------------------------------------------------------------
                                                    1Q02     2Q02     3Q02    4Q02      2002     1Q03     2Q03     3Q03    YTD 2003
                                                    ----     ----     ----    ----      ----     ----     ----     ----    --------
Limited partnership income                          $  3     $ 20     $(39)   $ (2)    $ (18)    $ 13     $ 40     $  33    $  86
Interest on funds withheld and other deposits        (38)     (44)     (36)    (56)     (174)     (34)     (76)     (114)    (224)
Other investment income                              138      158      142     152       590      131      120       123      374
                                                    -------------------------------------------------------------------------------
Net investment income                               $103     $134     $ 67    $ 94     $ 398     $110     $ 84     $  42    $ 236
                                                    ===============================================================================

                                                    -------------------------------------------------------------------------------
                                                                                   SPECIALTY LINES
                                                    -------------------------------------------------------------------------------
                                                    1Q02     2Q02     3Q02    4Q02      2002     1Q03     2Q03     3Q03    YTD 2003
                                                    ----     ----     ----    ----      ----     ----     ----     ----    --------
Limited partnership income                          $  1     $  8     $(14)   $ (1)    $  (6)    $ 5      $17      $ 13     $ 35
Interest on funds withheld and other deposits         (9)      (7)     (11)     (7)      (34)     (6)      (7)      (12)     (25)
Other investment income                               68       74       74      77       293      71       69        63      203
                                                    -------------------------------------------------------------------------------
Net investment income                               $ 60     $ 75     $ 49    $ 69     $ 253     $70      $79      $ 64     $213
                                                    ===============================================================================

                                                    -------------------------------------------------------------------------------
                                                                                    P&C OPERATIONS
                                                    -------------------------------------------------------------------------------
                                                    1Q02     2Q02     3Q02    4Q02      2002     1Q03     2Q03     3Q03    YTD 2003
                                                    ----     ----     ----    ----      ----     ----     ----     ----    --------
Limited partnership income                          $  4     $ 28     $(53)   $ (3)    $ (24)    $ 18     $ 57     $  46    $ 121
Interest on funds withheld and other deposits        (47)     (51)     (47)    (63)     (208)     (40)     (83)     (126)    (249)
Other investment income                              206      232      216     229       883      202      189       186      577
                                                    -------------------------------------------------------------------------------
Net investment income                               $163     $209     $116    $163     $ 651     $180     $163     $ 106    $ 449
                                                    ===============================================================================

                                                    -------------------------------------------------------------------------------
                                                                                        CNA RE
                                                    -------------------------------------------------------------------------------
                                                    1Q02     2Q02     3Q02    4Q02      2002     1Q03     2Q03    3Q03     YTD 2003
                                                    ----     ----     ----    ----      ----     ----     ----    ----     --------
Limited partnership income                          $  1      $  5     $(9)    $(1)     $ (4)    $ 2      $  8    $  7       $ 17
Interest on funds withheld and other deposits        (11)       (6)     (6)     (6)      (29)     (6)      (10)    (22)       (38)
Other investment income                               43        49      43      42       177      28        24      24         76
                                                    -------------------------------------------------------------------------------
Net investment income                               $ 33      $ 48     $28     $35      $144     $24      $ 22    $  9       $ 55
                                                    ===============================================================================

                                                    -------------------------------------------------------------------------------
                                                                                  TOTAL P&C SEGMENTS
                                                    -------------------------------------------------------------------------------
                                                    1Q02     2Q02     3Q02    4Q02      2002     1Q03     2Q03    3Q03     YTD 2003
                                                    ----     ----     ----    ----      ----     ----     ----    ----     --------
Limited partnership income                          $  5     $ 33     $(62)   $ (4)     $  (28)  $  20    $ 65    $  53     $ 138
Interest on funds withheld and other deposits        (58)     (57)     (53)    (69)       (237)    (46)    (93)    (148)     (287)
Other investment income                              249      281      259     271       1,060     230     213      210       653
                                                    -------------------------------------------------------------------------------
Net investment income                               $196     $257     $144    $198      $  795   $ 204    $185    $ 115     $ 504
                                                    ===============================================================================

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
ANALYSIS OF PRETAX NET INVESTMENT INCOME

-----------------------------------------------------------------------------------------------------------------------------------
(In millions)                                                                  TOTAL P&C SEGMENTS
-----------------------------------------------------------------------------------------------------------------------------------
                                                1Q02     2Q02     3Q02    4Q02      YTD 2002    1Q03     2Q03     3Q03     YTD 2003
                                                ----     ----     ----    ----      --------    ----     ----     ----     --------
Limited partnership income                      $  5     $ 33     $(62)   $ (4)     $  (28)     $ 20    $  65    $  53     $ 138
Interest on funds withheld and other deposits    (58)     (57)     (53)    (69)       (237)      (46)     (93)    (148)     (287)
Other investment income                          249      281      259     271       1,060       230      213      210       653
                                                ------------------------------------------------------------------------------------
Net investment income                           $196     $257     $144    $198      $  795      $204    $ 185    $ 115     $ 504
                                                ====================================================================================

                                                ------------------------------------------------------------------------------------
                                                                                GROUP OPERATIONS
                                                ------------------------------------------------------------------------------------
                                                1Q02     2Q02     3Q02    4Q02      YTD 2002    1Q03     2Q03     3Q03     YTD 2003
                                                ----     ----     ----    ----      --------    ----     ----     ----     --------
Limited partnership income                      $--      $--      $--     $--         $ --      $--      $--      $--       $ --
Interest on funds withheld and other deposits    --       --       --      --           --       --       --       --         --
Other investment income                          61       62       65      64          252       63       70       67        200
                                                ------------------------------------------------------------------------------------
Net investment income                           $61      $62      $65     $64         $252      $63      $70      $67       $200
                                                ====================================================================================

                                                ------------------------------------------------------------------------------------
                                                                                LIFE OPERATIONS
                                                ------------------------------------------------------------------------------------
                                                1Q02     2Q02     3Q02    4Q02      YTD 2002    1Q03     2Q03     3Q03     YTD 2003
                                                ----     ----     ----    ----      --------    ----     ----     ----     --------
Limited partnership income                      $ --     $ --     $ (1)   $ (1)      $ (2)      $ --     $ --     $  1      $  1
Interest on funds withheld and other deposits     --       --       --      --         --         --       --       --        --
Other investment income                          134      137      132     139        542        131      133      128       392
                                                ------------------------------------------------------------------------------------
Net investment income                           $134     $137     $131    $138       $540       $131     $133     $129      $393
                                                ====================================================================================

                                                ------------------------------------------------------------------------------------
                                                                                CORPORATE & OTHER
                                                ------------------------------------------------------------------------------------
                                                1Q02     2Q02     3Q02    4Q02      YTD 2002    1Q03     2Q03     3Q03     YTD 2003
                                                ----     ----     ----    ----      --------    ----     ----     ----     --------
Limited partnership income                      $ 2      $ 5      $(10)   $(1)       $ (4)      $ 3      $10      $ 7       $ 20
Interest on funds withheld and other deposits    --       --        --     (2)         (2)       (1)      --       --         (1)
Other investment income                          33       41        34     41         149        32       29       34         95
                                                ------------------------------------------------------------------------------------
Net investment income                           $35      $46      $ 24    $38        $143       $34      $39      $41       $114
                                                ====================================================================================
                                                ------------------------------------------------------------------------------------
                                                                                TOTAL OPERATIONS
                                                ------------------------------------------------------------------------------------
                                                1Q02     2Q02     3Q02    4Q02      YTD 2002    1Q03     2Q03     3Q03     YTD 2003
                                                ----     ----     ----    ----      --------    ----     ----     ----     --------
Limited partnership income                      $  7     $ 38     $(73)   $ (6)     $  (34)     $ 23     $ 75     $  61     $  159
Interest on funds withheld and other deposits    (58)     (57)     (53)    (71)       (239)      (47)     (93)     (148)      (288)
Other investment income                          477      521      490     515       2,003       456      445       439      1,340
                                                ------------------------------------------------------------------------------------
Net investment income                           $426     $502     $364    $438      $1,730      $432     $427     $ 352     $1,211
                                                ====================================================================================

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
STATUTORY DATA - PRELIMINARY

------------------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED SEPTEMBER 30                            THREE MONTHS                                  NINE MONTHS
INCOME STATEMENT                             (PRELIMINARY)                FAV / (UNFAV)   (PRELIMINARY)                FAV / (UNFAV)
(In millions)                                    2003             2002       % CHANGE          2003             2002     % CHANGE
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY & CASUALTY COMPANIES
   Gross written premiums                       $ 3,449          $ 2,875          20 %      $ 10,580          $ 10,919        (3)%
   Net written premiums                           1,763            1,894          (7)          5,654             6,828       (17)
   Net earned premiums                            1,563            1,737         (10)          5,085             6,369       (20)
   Claim and claim adjustment expenses            3,445            1,424        (142)          6,417             5,121       (25)
   Acquisition expenses                             377              362          (4)          1,147             1,142        (0)
   Underwriting expenses                            296              285          (4)            840               872         4
   Policyholders' dividends                          13               27          52              53                62        15
   Restructuring and other related costs              -                -         N/A               -                 -       N/A
                                                -------          -------                    --------          --------
   Underwriting loss                             (2,568)            (361)        N/A          (3,372)             (828)      N/A
   Net investment income                            374              341          10             969             1,047        (7)
   Other revenue                                   (280)             (52)        N/A            (404)             (163)     (148)
   Income tax benefit (expense)                     695              (39)        N/A             739               (64)      N/A
   Net realized gains (losses)                      141              (89)        N/A             445               (64)      N/A
                                                -------          -------                    --------          --------
   Net loss                                     $(1,638)         $  (200)        N/A %      $ (1,623)         $    (72)      N/A %
                                                =======          =======                    ========          ========

FINANCIAL RATIOS
   Loss and LAE                                   220.3 %           82.0 %                     126.2 %            80.4 %
   Acquisition expense                             21.4             19.1                        20.3              16.7
   Underwriting expense                            16.8             15.1                        14.9              12.8
   Policyholders' dividends                         0.8              1.5                         1.0               1.0
                                                -------          -------                    --------          --------
   Expense ratio                                   39.0             35.7                        36.2              30.5
                                                -------          -------                    --------          --------
   Combined ratio                                 259.3 %          117.7 %                     162.4 %           110.9 %
                                                =======          =======                    ========          ========

LIFE COMPANIES
   Premium income                               $   496          $   454                    $  1,476          $  1,415
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUPPLEMENTAL STATUTORY DATA             (PRELIMINARY)
                                         SEPTEMBER 30,        DECEMBER 31,
(In millions)                                2003                2002
--------------------------------------------------------------------------------
PROPERTY & CASUALTY COMPANIES
   Statutory surplus (1)                  $   5,213           $   6,836

LIFE COMPANIES
   Statutory surplus                      $   1,597           $   1,645
   Gross life insurance in force            432,606             437,751
--------------------------------------------------------------------------------

(1) Surplus includes the Property & Casualty Companies' equity ownership of the life insurance subsidiaries.

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
PROPERTY & CASUALTY SEGMENTS
LOSS AND LAE RATIO ANALYSIS

                                         -------------------------------------------     -------------------------------------------
                                                        STANDARD LINES                                     CNA RE
                                         -------------------------------------------     -------------------------------------------
                                           2003 YTD        2002 FY        2002 FY         2003 YTD         2002 FY        2002 FY
                                         EVALUATED AT    EVALUATED AT   EVALUATED AT     EVALUATED AT    EVALUATED AT   EVALUATED AT
                                            9/30/03        12/31/02       9/30/03          9/30/03         12/31/02        9/30/03
                                         -------------------------------------------     -------------------------------------------
Gross Accident Year                         65.4 %           74.6 %          66.6 %         59.7 %           64.2 %          61.2 %
     Impact of Finite Reinsurance              -             (0.1)              -              -              0.2             0.2
     Impact of Other Reinsurance             3.0              0.8             4.0            4.2              4.9             0.6
                                           -----            -----           -----          -----            -----           -----
Net Accident Year                           68.4             75.3            70.6 %         63.9             69.3            62.0 %
                                                                            =====                                           =====
     Impact of Corporate Covers            (10.4)               -                          (19.1)            (6.4)
     Impact of Development                  58.6             (3.3)                          55.2             15.4
                                           -----            -----                          -----            -----
Net Calendar Year                          116.6 %           72.0 %                        100.0 %           78.3 %
                                           =====            =====                          =====            =====
                                         -------------------------------------------     -------------------------------------------


                                         -------------------------------------------     -------------------------------------------
                                                       SPECIALTY LINES                                  P&C SEGMENTS
                                         -------------------------------------------     -------------------------------------------
                                          2003 YTD        2002 FY        2002 FY          2003 YTD         2002 FY       2002 FY
                                        EVALUATED AT    EVALUATED AT    EVALUATED AT     EVALUATED AT    EVALUATED AT   EVALUATED AT
                                          9/30/03         12/31/02        9/30/03           9/30/03        12/31/02        9/30/03
                                         -------------------------------------------     -------------------------------------------
Gross Accident Year                         64.9 %          68.1 %          68.6 %          64.8 %           71.5 %          66.9 %
     Impact of Finite Reinsurance              -               -               -               -                -               -
     Impact of Other Reinsurance             3.8             3.6             4.4             3.3              2.1             3.7
                                           -----           -----           -----           -----            -----           -----
Net Accident Year                           68.7            71.7            73.0 %          68.1             73.6            70.6 %
                                                                           =====                                            =====
     Impact of Corporate Covers             (2.0)           (1.2)                           (7.8)            (1.1)
     Impact of Development                  24.5             6.6                            45.1              1.6
                                           -----           -----                           -----            -----
Net Calendar Year                           91.2 %          77.1 %                         105.4 %           74.1 %
                                           =====           =====                           =====            =====
                                         -------------------------------------------     -------------------------------------------

                                         -------------------------------------------
                                                        P&C OPERATIONS
                                         -------------------------------------------
                                           2003 YTD        2002 FY        2002 FY
                                         EVALUATED AT    EVALUATED AT   EVALUATED AT
                                            9/30/03        12/31/02        9/30/03
                                         -------------------------------------------
Gross Accident Year                         65.2 %           72.1 %          67.4 %
     Impact of Finite Reinsurance              -                -               -
     Impact of Other Reinsurance             3.3              2.0             4.0
                                           -----            -----           -----
Net Accident Year                           68.5             74.1            71.4 %
                                                                            =====
     Impact of Corporate Covers             (7.0)            (0.4)
     Impact of Development                  44.3              0.2
                                           -----            -----
Net Calendar Year                          105.8 %           73.9 %
                                           =====            =====
                                         -------------------------------------------

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
IMPACT OF SIGNIFICANT ITEMS

------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                                                                   STANDARD LINES
SEPTEMBER 30, 2003                            2003 RESULTS
                                                 BEFORE                           CORPORATE   REINSURANCE INSURANCE
                                               SIGNIFICANT                        AGGREGATE     BAD DEBT   BAD DEBT    2003
(In millions)                                     ITEMS         DEVELOPMENT (1)   COVERS (2)   PROVISION  PROVISION   RESULTS
------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                              $ 1,092        $   (130)       $ (160)      $   -        $    -      $   802
Claim and claim adjustment expenses                  758           1,105          (300)          -             -        1,563
Acquisition expenses                                 240               -             -          55           203          498
Underwriting expenses                                151               -             -           -             -          151
Policyholders' dividends                              14              46             -           -             -           60
                                                 -------        ---------       -------      -----        ------      -------
Underwriting (loss) income                           (71)         (1,281)          140         (55)         (203)      (1,470)
                                                 -------        ---------       -------      -----        ------      -------
Net investment income (loss)                          95               -           (53)          -             -           42
Other revenues                                        35               -             -           -             -           35
Other expenses                                        38               -             -           -             -           38
                                                 -------        ---------       -------      -----        ------      -------
Income (loss) before income tax, minority
     interest and net realized investment gains       21          (1,281)           87         (55)         (203)      (1,431)
Income tax benefit (expense)                           6             448           (30)         19            71          514
Minority interest                                      -               -             -           -             -            -
                                                 -------        ---------       -------      -----        ------      -------
Income (loss) before net realized investment
     gains                                            27            (833)           57         (36)         (132)        (917)
Realized investment gains                             54               -             -           -             -           54
Income tax expense on realized
     investment gains                                (19)              -             -           -             -          (19)
                                                 -------        ---------       -------      -----        ------      -------
Income (loss) from continuing operations              62            (833)           57         (36)         (132)        (882)
Cumulative effect of a change in
     accounting principle                              -               -             -           -             -            -
                                                 -------        ---------       -------      -----        ------      -------
Net income (loss)                                $    62        $   (833)       $   57       $ (36)       $ (132)     $  (882)
                                                 =======        =========       =======      =====        ======      =======
FINANCIAL RATIOS
Loss & LAE                                                                                                              194.8 %
Acquisition expense                                                                                                      62.1
Underwriting expense                                                                                                     18.9
Dividends                                                                                                                 7.5
                                                                                                                      -------
Expense ratio, including dividends                                                                                       88.5
                                                                                                                      -------
Combined ratio                                                                                                          283.3 %
                                                                                                                      =======

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     SPECIALTY LINES
                                                2003 RESULTS
                                                   BEFORE                         CORPORATE   REINSURANCE INSURANCE
                                                 SIGNIFICANT                      AGGREGATE     BAD DEBT   BAD DEBT    2003
                                                    ITEMS       DEVELOPMENT (1)   COVERS (2)   PROVISION  PROVISION   RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                 $ 691          $    1           $ (32)      $    -        $   -       $  660
Claim and claim adjustment expenses                   504             282             (59)           -            -          727
Acquisition expenses                                  159               -               -           79            -          238
Underwriting expenses                                  73               -               -            -            -           73
Policyholders' dividends                                1               -               -            -            -            1
                                                    -----          ------           -----       ------        -----      -------
Underwriting (loss) income                            (46)           (281)             27          (79)           -         (379)
                                                    -----          ------           -----       ------        -----      -------
Net investment income (loss)                           74               -             (10)           -            -           64
Other revenues                                         35               -               -            -            -           35
Other expenses                                         29               -               -            -            -           29
                                                    -----          ------           -----       ------        -----      -------
Income (loss) before income tax, minority
     interest and net realized investment gains        34            (281)             17          (79)           -         (309)
Income tax benefit (expense)                           (5)             98              (6)          28            -          115
Minority interest                                       5               9               -            -            -           14
                                                    -----          ------           -----       ------        -----      -------
Income (loss) before net realized investment
     gains                                             34            (174)             11          (51)           -         (180)
Realized investment gains                              28               -               -            -            -           28
Income tax expense on realized
     investment gains                                 (12)              -               -            -            -          (12)
                                                    -----          ------           -----       ------        -----      -------
Income (loss) from continuing operations               50            (174)             11          (51)           -         (164)
Cumulative effect of a change in
     accounting principle                               -               -               -            -            -            -
                                                    -----          ------           -----       ------        -----      -------
Net income (loss)                                   $  50          $ (174)          $  11       $  (51)       $   -       $ (164)
                                                    =====          ======           =====       ======        =====      =======
FINANCIAL RATIOS
Loss & LAE                                                                                                                 110.1 %
Acquisition expense                                                                                                         35.9
Underwriting expense                                                                                                        11.2
Dividends                                                                                                                    0.2
                                                                                                                         -------
Expense ratio, including dividends                                                                                          47.3
                                                                                                                         -------
Combined ratio                                                                                                             157.4 %
                                                                                                                         =======

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     P&C OPERATIONS
                                                     2003 RESULTS
                                                        BEFORE                       CORPORATE   REINSURANCE  INSURANCE
                                                      SIGNIFICANT                    AGGREGATE     BAD DEBT    BAD DEBT     2003
                                                         ITEMS      DEVELOPMENT (1)  COVERS (2)   PROVISION   PROVISION    RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                     $ 1,783      $   (129)       $ (192)        $  -      $   -      $  1,462
Claim and claim adjustment expenses                       1,262         1,387          (359)           -          -         2,290
Acquisition expenses                                        399             -             -          134        203           736
Underwriting expenses                                       224             -             -            -          -           224
Policyholders' dividends                                     15            46             -            -          -            61
                                                        -------      --------        ------         ----      -----      --------
Underwriting (loss) income                                 (117)       (1,562)          167         (134)      (203)       (1,849)
                                                        -------      --------        ------         ----      -----      --------
Net investment income (loss)                                169             -           (63)           -          -           106
Other revenues                                               70             -             -            -          -            70
Other expenses                                               67             -             -            -          -            67
                                                        -------      --------        ------         ----      -----      --------
Income (loss) before income tax, minority interest
     and net realized investment gains                       55        (1,562)          104         (134)      (203)       (1,740)
Income tax benefit (expense)                                  1           546           (36)          47         71           629
Minority interest                                             5             9             -            -          -            14
                                                        -------      --------        ------         ----      -----      --------
Income (loss) before net realized investment gains           61        (1,007)           68          (87)      (132)       (1,097)
Realized investment gains                                    82             -             -            -          -            82
Income tax expense on realized
     investment gains                                       (31)            -             -            -          -           (31)
                                                        -------      --------        ------         ----      -----      --------
Income (loss) from continuing operations                    112        (1,007)           68          (87)      (132)       (1,046)
Cumulative effect of a change in accounting principle         -             -             -            -          -             -
                                                        -------      --------        ------         ----      -----      --------
Net income (loss)                                       $   112      $ (1,007)       $   68         $(87)     $(132)     $ (1,046)
                                                        =======      ========        ======         ====      =====      ========

FINANCIAL RATIOS
Loss & LAE                                                                                                                  156.6 %
Acquisition expense                                                                                                          50.3
Underwriting expense                                                                                                         15.3
Dividends                                                                                                                     4.2
                                                                                                                         --------
Expense ratio, including dividends                                                                                           69.8
                                                                                                                         --------
Combined ratio                                                                                                              226.4 %
                                                                                                                         ========

(1) Includes net prior year development for premiums, claims and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
IMPACT OF SIGNIFICANT ITEMS

------------------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                                                                      CNA RE
SEPTEMBER 30, 2003
                                                  2003 RESULTS
                                                     BEFORE                       CORPORATE   REINSURANCE    INSURANCE
                                                  SIGNIFICANT                     AGGREGATE    BAD DEBT      BAD DEBT        2003
(In millions)                                        ITEMS      DEVELOPMENT (1)   COVERS (2)   PROVISION     PROVISION    RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                                 $ 121           $   6          $(43)        $  -          $  -         $  84
Claim and claim adjustment expenses                    79             179           (80)           -             -           178
Acquisition expenses                                   24               -             -            2             -            26
Underwriting expenses                                  17               -             -            -             -            17
Policyholders' dividends                                -               -             -            -             -             -
                                                    -----           -----          ----         ----          ----         -----
Underwriting income (loss)                              1            (173)           37           (2)            -          (137)
                                                    -----           -----          ----         ----          ----         -----
Net investment income (loss)                           23               -           (14)           -             -             9
Other revenues                                          -               -             -            -             -             -
Other expenses                                          -               -             -            -             -             -
                                                    -----           -----          ----         ----          ----         -----
Income (loss) before income tax, minority
    interest and net realized investment gains         24            (173)           23           (2)            -          (128)
Income tax (expense) benefit                           (7)             61            (8)           1             -            47
Minority interest                                       -               -             -            -             -             -
                                                    -----           -----          ----         ----          ----         -----
Income (loss) before net realized investment
    gains                                              17            (112)           15           (1)            -           (81)
Realized investment gains                              12               -             -            -             -            12
Income tax expense on realized
    investment gains                                   (5)              -             -            -             -            (5)
                                                    -----           -----          ----         ----          ----         -----
Income (loss) from continuing operations               24            (112)           15           (1)            -           (74)
Cumulative effect of a change in accounting
    principle                                           -               -             -            -             -             -
                                                    -----           -----          ----         ----          ----         -----
Net income (loss)                                   $  24           $(112)         $ 15         $ (1)         $  -         $ (74)
                                                    =====           =====          ====         ====          ====         =====

FINANCIAL RATIOS
Loss & LAE                                                                                                                 211.4 %
Acquisition expense                                                                                                         31.4
Underwriting expense                                                                                                        20.5
Dividends                                                                                                                      -
                                                                                                                           -----
Expense ratio, including dividends                                                                                          51.9
                                                                                                                           -----
Combined ratio                                                                                                             263.3 %
                                                                                                                           =====

------------------------------------------------------------------------------------------------------------------------------------
                                                                          TOTAL P&C SEGMENTS

                                                2003 RESULTS
                                                   BEFORE                       CORPORATE   REINSURANCE      INSURANCE
                                                SIGNIFICANT                     AGGREGATE    BAD DEBT         BAD DEBT       2003
                                                   ITEMS      DEVELOPMENT (1)   COVERS (2)   PROVISION       PROVISION     RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                               $ 1,904      $   (123)         $ (235)       $  -           $   -       $  1,546
Claim and claim adjustment expenses                 1,341         1,566            (439)          -               -          2,468
Acquisition expenses                                  423             -               -         136             203            762
Underwriting expenses                                 241             -               -           -               -            241
Policyholders' dividends                               15            46               -           -               -             61
                                                 --------      --------          ------        ----           -----       --------
Underwriting income (loss)                           (116)       (1,735)            204        (136)           (203)        (1,986)
                                                 --------      --------          ------        ----           -----       --------
Net investment income (loss)                          192             -             (77)          -               -            115
Other revenues                                         70             -               -           -               -             70
Other expenses                                         67             -               -           -               -             67
                                                 --------      --------          ------        ----           -----       --------
Income (loss) before income tax, minority
    interest and net realized investment gains         79        (1,735)            127        (136)           (203)        (1,868)
Income tax (expense) benefit                           (6)          607             (44)         48              71            676
Minority interest                                       5             9               -           -               -             14
                                                 --------      --------          ------        ----           -----       --------
Income (loss) before net realized investment
    gains                                              78        (1,119)             83         (88)           (132)        (1,178)
Realized investment gains                              94             -               -           -               -             94
Income tax expense on realized
    investment gains                                  (36)            -               -           -               -            (36)
                                                 --------      --------          ------        ----           -----       --------
Income (loss) from continuing operations              136        (1,119)             83         (88)           (132)        (1,120)
Cumulative effect of a change in accounting
    principle                                           -             -               -           -               -              -
                                                 --------      --------          ------        ----           -----       --------
Net income (loss)                                 $   136      $ (1,119)         $   83        $(88)          $(132)      $ (1,120)
                                                 ========      ========          ======        ====           =====       ========
FINANCIAL RATIOS
Loss & LAE                                                                                                                   159.6 %
Acquisition expense                                                                                                           49.3
Underwriting expense                                                                                                          15.5
Dividends                                                                                                                      4.0
                                                                                                                          --------
Expense ratio, including dividends                                                                                            68.8
                                                                                                                          --------
Combined ratio                                                                                                               228.4 %
                                                                                                                          ==========

(1) Includes net prior year development for premiums, claims and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION                                             (CNA LOGO)
FINANCIAL SUPPLEMENT
IMPACT OF SIGNIFICANT ITEMS

----------------------------------------------------------------------------------------------------------------------------
NINE MONTHS ENDED                                                            STANDARD LINES
SEPTEMBER 30, 2003
                                            2003 RESULTS
                                               BEFORE                    CORPORATE    REINSURANCE  INSURANCE
                                             SIGNIFICANT                 AGGREGATE      BAD DEBT   BAD DEBT        2003
(In millions)                                   ITEMS    DEVELOPMENT (1) COVERS (2)     PROVISION  PROVISION      RESULTS
----------------------------------------------------------------------------------------------------------------------------
Net earned premiums                          $ 3,138      $   (209)       $(265)         $  -         $   -       $ 2,664
Claim and claim adjustment expenses            2,172         1,413         (480)            -             -         3,105
Acquisition expenses                             621             -            -            55           242           918
Underwriting expenses                            431             -            -             -             -           431
Policyholders' dividends                          40            46            -             -             -            86
                                             -------      --------        -----          ----         -----       -------
Underwriting (loss) income                      (126)       (1,668)         215           (55)         (242)       (1,876)
                                             -------      --------        -----          ----         -----       -------
Net investment income (loss)                     313             -          (77)            -             -           236
Other revenues                                   165             -            -             -             -           165
Other expenses                                   155             -            -             -             -           155
                                             -------      --------        -----          ----         -----       -------
Income (loss) before income tax,
   minority interest and net realized
   investment gains                              197        (1,668)         138           (55)         (242)       (1,630)
Income tax (expense) benefit                     (36)          584          (48)           19            85           604
Minority interest                                  -             -            -             -             -             -
                                             -------      --------        -----          ----         -----       -------
Income (loss) before net realized
   investment gains                              161        (1,084)          90           (36)         (157)       (1,026)
Realized investment gains                        236             -            -             -             -           236
Income tax expense on realized
   investment gains                              (83)            -            -             -             -           (83)
                                             -------      --------        -----          ----         -----       -------
Income (loss) from continuing operations         314        (1,084)          90           (36)         (157)         (873)
Cumulative effect of a change
   in accounting principle                         -             -            -             -             -             -
                                             -------      --------        -----          ----         -----       -------
Net income (loss)                            $   314        (1,084)       $  90          $(36)        $(157)      $  (873)
                                             =======      ========        =====          ====         =====       =======

FINANCIAL RATIOS

Loss & LAE                                                                                                          116.6 %
Acquisition expense                                                                                                  34.5
Underwriting expense                                                                                                 16.1
Dividends                                                                                                             3.2
                                                                                                                  -------
Expense ratio, including dividends                                                                                   53.8
                                                                                                                  -------
Combined ratio                                                                                                      170.4 %
                                                                                                                  =======
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                                                             SPECIALTY LINES

                                            2003 RESULTS
                                               BEFORE                    CORPORATE    REINSURANCE  INSURANCE
                                             SIGNIFICANT                 AGGREGATE      BAD DEBT   BAD DEBT        2003
                                                ITEMS    DEVELOPMENT (1) COVERS (2)     PROVISION  PROVISION      RESULTS
--------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                           $ 1,964       $    16       $  (32)        $  -          $  -       $ 1,948
Claim and claim adjustment expenses             1,348           487          (59)           -             -         1,776
Acquisition expenses                              424             -            -           79             -           503
Underwriting expenses                             215             -            -            -             -           215
Policyholders' dividends                            2             -            -            -             -             2
                                              -------       -------       ------         ----          ----       -------
Underwriting (loss) income                        (25)         (471)          27          (79)            -          (548)
                                              -------       -------       ------         ----          ----       -------
Net investment income (loss)                      223             -          (10)           -             -           213
Other revenues                                     81             -            -            -             -            81
Other expenses                                     72             -            -            -             -            72
                                              -------       -------       ------         ----          ----       -------
Income (loss) before income tax,
   minority interest and net realized
   investment gains                               207          (471)          17          (79)            -          (326)
Income tax (expense) benefit                      (63)          166           (6)          28             -           125
Minority interest                                   -             9            -            -             -             9
                                              -------       -------       ------         ----          ----       -------
Income (loss) before net realized                 144          (296)          11          (51)            -          (192)
   investment gains
Realized investment gains                          94             -            -            -             -            94
Income tax expense on realized
   investment gains                               (34)            -            -            -             -           (34)
                                              -------       -------       ------         ----          ----       -------
Income (loss) from continuing operations          204          (296)          11          (51)            -          (132)
Cumulative effect of a change
   in accounting principle                          -             -            -            -             -             -
                                              -------       -------       ------         ----          ----       -------
Net income (loss)                             $   204       $  (296)      $   11         $(51)         $  -       $  (132)
                                              =======       =======       ======         ====          ====       =======

FINANCIAL RATIOS

Loss & LAE                                                                                                           91.2 %
Acquisition expense                                                                                                  25.8
Underwriting expense                                                                                                 11.0
Dividends                                                                                                             0.1
Expense ratio, including dividends                                                                                -------
Combined ratio                                                                                                       36.9
                                                                                                                  -------
                                                                                                                    128.1 %
                                                                                                                  =======
--------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                P&C OPERATIONS

                                            2003 RESULTS
                                               BEFORE                       CORPORATE    REINSURANCE   INSURANCE
                                             SIGNIFICANT                    AGGREGATE      BAD DEBT     BAD DEBT        2003
                                                ITEMS    DEVELOPMENT (1)    COVERS (2)    PROVISION    PROVISION       RESULTS
---------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                           $ 5,102       $  (193)        $ (297)          $   -         $   -       $ 4,612
Claim and claim adjustment expenses             3,520         1,900           (539)              -             -         4,881
Acquisition expenses                            1,045             -              -             134           242         1,421
Underwriting expenses                             646             -              -               -             -           646
Policyholders' dividends                           42            46              -               -             -            88
                                              -------       -------         ------           -----         -----       -------
Underwriting (loss) income                       (151)       (2,139)           242            (134)         (242)       (2,424)
                                              -------       -------         ------           -----         -----       -------
Net investment income (loss)                      536             -            (87)              -             -           449
Other revenues                                    246             -              -               -             -           246
Other expenses                                    227             -              -               -             -           227
                                              -------       -------         ------           -----         -----       -------
Income (loss) before income tax,
    minority interest and net realized
    investment gains                              404        (2,139)           155            (134)         (242)       (1,956)
Income tax (expense) benefit                      (99)          750            (54)             47            85           729
Minority interest                                   -             9              -               -             -             9
                                              -------       -------         ------           -----         -----       -------
Income (loss) before net realized
    investment gains                              305        (1,380)           101             (87)         (157)       (1,218)
Realized investment gains                         330             -              -               -             -           330
Income tax expense on realized
    investment gains                             (117)            -              -               -             -          (117)
                                              -------       -------         ------           -----         -----       -------
Income (loss) from continuing operations          518        (1,380)           101             (87)         (157)       (1,005)
Cumulative effect of a change in
   accounting principle                             -             -              -               -             -             -
                                              -------       -------         ------           -----         -----       -------
Net income (loss)                             $   518       $(1,380)        $  101           $ (87)        $(157)      $(1,005)
                                              =======       =======         ======           =====         =====       =======

FINANCIAL RATIOS
Loss & LAE                                                                                                               105.8 %
Acquisition expense                                                                                                       30.8
Underwriting expense                                                                                                      14.1
Dividends                                                                                                                  1.9
                                                                                                                       -------
Expense ratio, including dividends                                                                                        46.8
                                                                                                                       -------
Combined ratio                                                                                                           152.6 %
                                                                                                                       =======
---------------------------------------------------------------------------------------------------------------------------------

(1) Includes net prior year development for premiums, claims and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF SIGNIFICANT ITEMS

------------------------------------------------------------------------------------------------------------------------------------
NINE MONTHS ENDED                                                                CNA RE
SEPTEMBER 30, 2003
                                            2003 RESULTS
                                               BEFORE                     CORPORATE  REINSURANCE   INSURANCE
                                             SIGNIFICANT                  AGGREGATE   BAD DEBT      BAD DEBT        2003
(In millions)                                   ITEMS    DEVELOPMENT (1)  COVERS (2)  PROVISION    PROVISION      RESULTS
------------------------------------------------------------------------------------------------------------------------------------
Net earned premiums                             $ 410        $   18        $ (57)         $ -          $  -        $  371
Claim and claim adjustment expenses               262           213         (104)           -             -           371
Acquisition expenses                               85             -            -            2             -            87
Underwriting expenses                              44             -            -            -             -            44
Policyholders' dividends                            -             -            -            -             -             -
                                                -----        ------          ---          ---          ----        ------
Underwriting income (loss)                         19          (195)          47           (2)            -          (131)
                                                -----        ------          ---          ---          ----        ------
Net investment income (loss)                       72             -          (17)           -             -            55
Other revenues                                      1             -            -            -             -             1
Other expenses                                      -             -            -            -             -             -
                                                -----        ------          ---          ---          ----        ------
Income (loss) before income tax,
   minority interest and net realized
   investment gains                                92          (195)          30           (2)            -           (75)
Income tax (expense) benefit                      (26)           68          (11)           1             -            32
Minority interest                                   -             -            -            -             -             -
                                                -----        ------          ---          ---          ----        ------
Income (loss) before net realized
   investment gains                                66          (127)          19           (1)            -           (43)
Realized investment gains                          54             -            -            -             -            54
Income tax expense on realized
   investment gains                               (16)            -            -            -             -           (16)
                                                -----        ------          ---          ---          ----        ------
Income (loss) from continuing operations          104          (127)          19           (1)            -            (5)
Cumulative effect of a change in
   accounting principle                             -             -            -            -             -             -
                                                -----        ------          ---          ---          ----        ------
Net income (loss)                               $ 104        $ (127)       $  19          $(1)         $  -        $   (5)
                                                =====        ======        =====          ===          ====        ======

FINANCIAL RATIOS

Loss & LAE                                                                                                          100.0 %
Acquisition expense                                                                                                  23.6
Underwriting expense                                                                                                 11.7
Dividends                                                                                                               -
                                                                                                                   ------
Expense ratio, including dividends                                                                                   35.3
                                                                                                                   ------
Combined ratio                                                                                                      135.3 %
                                                                                                                   ======
-------------------------------------------------------------------------------------------------------------------------

                                                                          TOTAL P&C SEGMENTS
                                            2003 RESULTS
                                               BEFORE                    CORPORATE   REINSURANCE  INSURANCE
                                             SIGNIFICANT                 AGGREGATE    BAD DEBT     BAD DEBT        2003
                                                ITEMS    DEVELOPMENT (1) COVERS (2)   PROVISION    PROVISION      RESULTS
-------------------------------------------------------------------------------------------------------------------------
Net earned premiums                           $ 5,512       $  (175)      $ (354)        $  -         $   -       $ 4,983
Claim and claim adjustment expenses             3,782         2,113         (643)           -             -         5,252
Acquisition expenses                            1,130             -            -          136           242         1,508
Underwriting expenses                             690             -            -            -             -           690
Policyholders' dividends                           42            46            -            -             -            88
                                              -------       -------       ------         ----         -----       -------
Underwriting income (loss)                       (132)       (2,334)         289         (136)         (242)       (2,555)
                                              -------       -------       ------         ----         -----       -------
Net investment income (loss)                      608             -         (104)           -             -           504
Other revenues                                    247             -            -            -             -           247
Other expenses                                    227             -            -            -             -           227
                                              -------       -------       ------         ----         -----       -------
Income (loss) before income tax,                  496        (2,334)         185         (136)         (242)       (2,031)
   minority interest and net realized
   investment gains                              (125)          818          (65)          48            85           761
Income tax (expense) benefit                        -             9            -            -             -             9
Minority interest
                                              -------       -------       ------         ----         -----       -------
Income (loss) before net realized
   investment gains                               371        (1,507)         120          (88)         (157)       (1,261)
Realized investment gains                         384             -            -            -             -           384
Income tax expense on realized
   investment gains                              (133)            -            -            -             -          (133)
                                              -------       -------       ------         ----         -----       -------
Income (loss) from continuing operations          622        (1,507)         120          (88)         (157)       (1,010)
Cumulative effect of a change in
   accounting principle                             -             -            -            -             -             -
                                              -------       -------       ------         ----         -----       -------
Net income (loss)                             $   622       $(1,507)      $  120         $(88)        $(157)      $(1,010)
                                              =======       =======       ======         ====         =====       =======

FINANCIAL RATIOS

Loss & LAE                                                                                                          105.4 %
Acquisition expense                                                                                                  30.3
Underwriting expense                                                                                                 13.8
Dividends                                                                                                             1.8
                                                                                                                  -------
Expense ratio, including dividends                                                                                   45.9
                                                                                                                  -------
Combined ratio                                                                                                      151.3 %
                                                                                                                  =======
-------------------------------------------------------------------------------------------------------------------------


(1) Includes net prior year development for premiums, claims and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT                                                  (CNA LOGO)
IMPACT OF SIGNIFICANT ITEMS

-------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                                                          STANDARD LINES
SEPTEMBER 30, 2002
                                           2002 RESULTS
                                              BEFORE                      CORPORATE  REINSURANCE  INSURANCE
                                            SIGNIFICANT                   AGGREGATE   BAD DEBT     BAD DEBT       2002
(In millions)                                  ITEMS    DEVELOPMENT (1)   COVERS (2) PROVISION    PROVISION       RESULTS
-------------------------------------------------------------------------------------------------------------------------
Net earned premiums                           $ 1,032       $   (40)         $ -          $ -           $ -         $ 992
Claim and claim adjustment expenses               780          (178)           -            -             -           602
Acquisition expenses                              151             -            -            -             -           151
Underwriting expenses                             132             -            -            -             -           132
Policyholders' dividends                           20             6            -            -             -            26
                                              -------       -------          ---          ---           ---         -----
Underwriting (loss) income                        (51)          132            -            -             -            81
                                              -------       -------          ---          ---           ---         -----
Net investment income                              67             -            -            -             -            67
Other revenues                                     80             -            -            -             -            80
Other expenses                                     75             -            -            -             -            75
                                              -------       -------          ---          ---           ---         -----
Income (loss) before income tax,
    minority interest and net realized
    investment losses                              21           132            -            -             -           153
Income tax (expense) benefit                       (2)          (46)           -            -             -           (48)
Minority interest                                   -             -            -            -             -             -
                                              -------       -------          ---          ---           ---         -----
Income (loss) before net realized
    investment losses                              19            86            -            -             -           105
Realized investment losses                        (27)            -            -            -             -           (27)
Income tax benefit on realized
    investment losses                              10             -            -            -             -            10
                                              -------       -------          ---          ---           ---         -----
Income (loss) from continuing operations            2            86            -            -             -            88
Cumulative effect of a change in
    accounting principle                            -             -            -            -             -             -
                                              -------       -------          ---          ---           ---         -----
Net income (loss)                             $     2       $    86          $ -          $ -           $ -         $  88
                                              =======       =======          ===          ===           ===         =====
FINANCIAL RATIOS

Loss & LAE                                                                                                           60.6 %
Acquisition expense                                                                                                  15.3
Underwriting expense                                                                                                 13.3
Dividends                                                                                                             2.6
                                                                                                                    -----
Expense ratio, including dividends                                                                                   31.2
                                                                                                                    -----
Combined ratio                                                                                                       91.8 %
                                                                                                                    =====
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                            SPECIALTY LINES
                                           2002 RESULTS
                                              BEFORE                     CORPORATE   REINSURANCE   INSURANCE
                                            SIGNIFICANT                  AGGREGATE   BAD DEBT      BAD DEBT        2002
                                               ITEMS    DEVELOPMENT (1)  COVERS (2)  PROVISION     PROVISION      RESULTS
-------------------------------------------------------------------------------------------------------------------------
Net earned premiums                             $ 588         $   2        $ (39)         $ -           $ -         $ 551
Claim and claim adjustment expenses               451           103          (55)           -             -           499
Acquisition expenses                              122             -            -            -             -           122
Underwriting expenses                              69             -            -            -             -            69
Policyholders' dividends                            -             -            -            -             -             -
                                                -----         -----        -----          ---           ---         -----
Underwriting (loss) income                        (54)         (101)          16            -             -          (139)
                                                -----         -----        -----          ---           ---         -----
Net investment income                              54             -           (5)           -             -            49
Other revenues                                     33             -            -            -             -            33
Other expenses                                     31             -            -            -             -            31
                                                -----         -----        -----          ---           ---         -----
Income (loss) before income tax,
    minority interest and net realized
    investment losses                               2          (101)          11            -             -           (88)
Income tax (expense) benefit                       (7)           35           (4)           -             -            24
Minority interest                                  (1)            -            -            -             -            (1)
                                                -----         -----        -----          ---           ---         -----
Income (loss) before net realized
    investment losses                              (6)          (66)           7            -             -           (65)
Realized investment losses                        (15)            -            -            -             -           (15)
Income tax benefit on realized
    investment losses                               4             -            -            -             -             4
                                                -----         -----        -----          ---           ---         -----
Income (loss) from continuing operations          (17)          (66)           7            -             -           (76)
Cumulative effect of a change in
    accounting principle                            -             -            -            -             -             -
                                                -----         -----        -----          ---           ---         -----
Net income (loss)                               $ (17)        $ (66)       $   7          $ -           $ -         $ (76)
                                                =====         =====        =====          ===           ===         =====

FINANCIAL RATIOS

Loss & LAE                                                                                                           90.7 %
Acquisition expense                                                                                                  22.0
Underwriting expense                                                                                                 12.4
Dividends                                                                                                             0.2
                                                                                                                    -----
Expense ratio, including dividends                                                                                   34.6
                                                                                                                    -----
Combined ratio                                                                                                      125.3 %
                                                                                                                    =====

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                             P&C OPERATIONS
                                           2002 RESULTS
                                              BEFORE                     CORPORATE   REINSURANCE   INSURANCE
                                            SIGNIFICANT                  AGGREGATE   BAD DEBT      BAD DEBT        2002
                                               ITEMS     DEVELOPMENT (1) COVERS (2)  PROVISION     PROVISION      RESULTS
-------------------------------------------------------------------------------------------------------------------------
Net earned premiums                           $ 1,620       $   (38)      $  (39)        $ -            $ -       $ 1,543
Claim and claim adjustment expenses             1,231           (75)         (55)          -              -         1,101
Acquisition expenses                              273             -            -           -              -           273
Underwriting expenses                             201             -            -           -              -           201
Policyholders' dividends                           20             6            -           -              -            26
                                              -------       -------       ------         ---            ---       -------
Underwriting (loss) income                       (105)           31           16           -              -           (58)
                                              -------       -------       ------         ---            ---       -------
Net investment income (loss)                      121             -           (5)          -              -           116
Other revenues                                    113             -            -           -              -           113
Other expenses                                    106             -            -           -              -           106
                                              -------       -------       ------         ---            ---       -------
Income before income tax,
    minority interest and net
    realized investment losses                     23            31           11           -              -            65
Income tax (expense)                               (9)          (11)          (4)          -              -           (24)
Minority interest                                  (1)            -            -           -              -            (1)
                                              -------       -------       ------         ---            ---       -------
Income before net realized
    investment losses                              13            20            7           -              -            40
Realized investment losses                        (42)            -            -           -              -           (42)
Income tax benefit on realized
    investment losses                              14             -            -           -              -            14
                                              -------       -------       ------         ---            ---       -------
(Loss) income from continuing operations          (15)           20            7           -              -            12
Cumulative effect of a change in
    accounting principle                            -             -            -                          -             -
                                              -------       -------       ------         ---            ---       -------
Net (loss) income                             $   (15)      $    20       $    7         $ -            $ -       $    12
                                              =======       =======       ======         ===            ===       =======

FINANCIAL RATIOS

Loss & LAE                                                                                                           71.3 %
Acquisition expense                                                                                                  17.7
Underwriting expense                                                                                                 13.0
Dividends                                                                                                             1.7
                                                                                                                  -------
Expense ratio, including dividends                                                                                   32.4
                                                                                                                  -------
Combined ratio                                                                                                      103.7 %
                                                                                                                  =======
-------------------------------------------------------------------------------------------------------------------------

(1) Includes net prior year development for premiums, claims and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT                                                  (CNA LOGO)
IMPACT OF SIGNIFICANT ITEMS

-------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                                                              CNA RE
SEPTEMBER 30, 2002

                                           2002 RESULTS
                                              BEFORE                     CORPORATE  REINSURANCE    INSURANCE
                                            SIGNIFICANT                  AGGREGATE   BAD DEBT      BAD DEBT        2002
(In millions)                                  ITEMS      DEVELOPMENT (1) COVERS (2) PROVISION     PROVISION      RESULTS
-------------------------------------------------------------------------------------------------------------------------
Net earned premiums                             $ 132         $  25         $  -          $ -           $ -         $ 157
Claim and claim adjustment expenses                89            92            -            -             -           181
Acquisition expenses                               34             -            -            -             -            34
Underwriting expenses                              14             -            -            -             -            14
Policyholders' dividends                            -             -            -            -             -             -
                                                -----         -----         ----          ---           ---         -----
Underwriting (loss) income                         (5)          (67)           -            -             -           (72)
                                                -----         -----         ----          ---           ---         -----

Net investment income (loss)                       28             -            -            -             -            28
Other revenues                                      1             -            -            -             -             1
Other expenses                                      2             -            -            -             -             2
                                                -----         -----         ----          ---           ---         -----
Income (loss) before income tax,
   minority interest and net
   realized investment losses                      22           (67)           -            -             -           (45)
Income tax (expense) benefit                       (3)           23            -            -             -            20
Minority interest                                   -             -            -            -             -             -
                                                -----         -----         ----          ---           ---         -----
Income (loss) before net realized
   investment losses                               19           (44)           -            -             -           (25)
Realized investment losses                         (5)            -            -            -             -            (5)
Income tax benefit on realized
   investment losses                                4             -            -            -             -             4
                                                -----         -----         ----          ---           ---         -----
Income (loss) from continuing operations           18           (44)           -            -             -           (26)
Cumulative effect of a change
   in accounting principle                          -             -            -            -             -             -
                                                -----         -----         ----          ---           ---         -----
Net income (loss)                               $  18         $ (44)        $  -          $ -           $ -         $ (26)
                                                =====         =====         ====          ===           ===         =====

FINANCIAL RATIOS

Loss & LAE                                                                                                          115.4 %
Acquisition expense                                                                                                  22.0
Underwriting expense                                                                                                  8.6
Dividends                                                                                                               -
                                                                                                                    -----
Expense ratio, including dividends                                                                                   30.6
                                                                                                                    -----
Combined ratio                                                                                                      146.0 %
                                                                                                                    =====
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                           TOTAL P&C SEGMENTS
                                           2002 RESULTS
                                              BEFORE                     CORPORATE  REINSURANCE    INSURANCE
                                            SIGNIFICANT                  AGGREGATE   BAD DEBT      BAD DEBT        2002
                                               ITEMS     DEVELOPMENT (1) COVERS (2) PROVISION      PROVISION      RESULTS
-------------------------------------------------------------------------------------------------------------------------
Net earned premiums                           $ 1,752      $   (13)      $   (39)         $ -           $ -       $ 1,700
Claim and claim adjustment expenses             1,320           17           (55)           -             -         1,282
Acquisition expenses                              307            -             -            -             -           307
Underwriting expenses                             215            -             -            -             -           215
Policyholders' dividends                           20            6             -            -             -            26
                                              -------      -------       -------          ---           ---       -------
Underwriting (loss) income                       (110)         (36)           16            -             -          (130)
                                              -------      -------       -------          ---           ---       -------
Net investment income (loss)                      149            -            (5)           -             -           144
Other revenues                                    114            -             -            -             -           114
Other expenses                                    108            -             -            -             -           108
                                              -------      -------       -------          ---           ---       -------
Income (loss) before income tax,
   minority interest and net
   realized investment losses                      45          (36)           11            -             -            20
Income tax (expense) benefit                      (12)          12            (4)           -             -            (4)
Minority interest                                  (1)           -             -            -             -            (1)
                                              -------      -------       -------          ---           ---       -------
Income (loss) before net realized
   investment losses                               32          (24)            7            -             -            15
Realized investment losses                        (47)           -             -            -             -           (47)
Income tax benefit on realized
   investment losses                               18            -             -            -             -            18
                                              -------      -------       -------          ---           ---       -------
Income (loss) from continuing operations            3          (24)            7            -             -           (14)
Cumulative effect of a change
   in accounting principle                          -            -             -            -             -             -
                                              -------      -------       -------          ---           ---       -------
Net income (loss)                             $     3      $   (24)      $     7          $ -           $ -       $   (14)
                                              =======      =======       =======          ===           ===       =======

FINANCIAL RATIOS

Loss & LAE                                                                                                           75.4 %
Acquisition expense                                                                                                  18.1
Underwriting expense                                                                                                 12.6
Dividends                                                                                                             1.5
                                                                                                                  -------
Expense ratio, including dividends                                                                                   32.2
                                                                                                                  -------
Combined ratio                                                                                                      107.6 %
                                                                                                                  =======
-------------------------------------------------------------------------------------------------------------------------

(1) Includes net prior year development for premiums, claims and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

                                                                   (CNA LOGO)
CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF SIGNIFICANT ITEMS

-------------------------------------------------------------------------------------------------------------------------
NINE MONTHS ENDED                                                            STANDARD LINES
SEPTEMBER 30, 2002
                                             2002 RESULTS
                                                BEFORE                     CORPORATE   REINSURANCE  INSURANCE
                                              SIGNIFICANT                  AGGREGATE    BAD DEBT    BAD DEBT        2002
(In millions)                                    ITEMS    DEVELOPMENT (1)  COVERS (2)  PROVISION    PROVISION     RESULTS
-------------------------------------------------------------------------------------------------------------------------
Net earned premiums                           $ 3,084       $   (44)      $     -          $ -           $ -       $ 3,040
Claim and claim adjustment expenses             2,340          (149)            -            -             -         2,191
Acquisition expenses                              536             -             -            -             -           536
Underwriting expenses                             379             -             -            -             -           379
Policyholders' dividends                           51             6             -            -             -            57
                                              -------       -------       -------          ---           ---       -------
Underwriting (loss) income                       (222)           99             -            -             -          (123)
                                              -------       -------       -------          ---           ---       -------
Net investment income (loss)                      304             -             -            -             -           304
Other revenues                                    243             -             -            -             -           243
Other expenses                                    216             -             -            -             -           216
                                              -------       -------       -------          ---           ---       -------
Income (loss) before income tax,
   minority interest and net
   realized investment losses                     109            99             -            -             -           208
Income tax (expense) benefit                      (18)          (35)            -            -             -           (53)
Minority interest                                   -             -             -            -             -             -
                                              -------       -------       -------          ---           ---       -------
Income (loss) before net realized
   investment losses                               91            64             -            -             -           155
Realized investment losses                        (51)            -             -            -             -           (51)
Income tax benefit on realized
   investment losses                               18             -             -            -             -            18
                                              -------       -------       -------          ---           ---       -------
Income (loss) from continuing operations           58            64             -            -             -           122
Cumulative effect of a change in
   accounting principle                             -             -             -            -             -             -
                                              -------       -------       -------          ---           ---       -------
Net income (loss)                             $    58       $    64       $     -          $ -           $ -       $   122
                                              =======       =======       =======          ===           ===       =======

FINANCIAL RATIOS

Loss & LAE                                                                                                            72.1 %
Acquisition expense                                                                                                   17.6
Underwriting expense                                                                                                  12.4
Dividends                                                                                                              1.9
                                                                                                                   -------
Expense ratio, including dividends                                                                                    31.9
                                                                                                                   -------
Combined ratio                                                                                                       104.0 %
                                                                                                                   =======
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                                            SPECIALTY LINES
                                             2002 RESULTS
                                                BEFORE                    CORPORATE   REINSURANCE  INSURANCE
                                              SIGNIFICANT                 AGGREGATE    BAD DEBT    BAD DEBT       2002
                                                 ITEMS    DEVELOPMENT (1)  COVERS (2)  PROVISION    PROVISION     RESULTS
-------------------------------------------------------------------------------------------------------------------------
Net earned premiums                           $ 1,640       $    (7)      $  (39)         $ -           $ -      $ 1,594
Claim and claim adjustment expenses             1,198            95          (55)           -             -        1,238
Acquisition expenses                              333             -            -            -             -          333
Underwriting expenses                             195             -            -            -             -          195
Policyholders' dividends                            2             -            -            -             -            2
                                              -------       -------       ------          ---           ---      -------
Underwriting (loss) income                        (88)         (102)          16            -             -         (174)
                                              -------       -------       ------          ---           ---      -------
Net investment income (loss)                      189             -           (5)           -             -          184
Other revenues                                    120             -            -            -             -          120
Other expenses                                     87             -            -            -             -           87
                                              -------       -------       ------          ---           ---      -------
Income (loss) before income tax, minority
   interest and net realized
   investment losses                              134          (102)          11            -             -           43
Income tax (expense) benefit                      (53)           34           (4)           -             -          (23)
Minority interest                                 (11)            -            -            -             -          (11)
                                              -------       -------       ------          ---           ---      -------
Income (loss) before net realized
   investment losses                               70           (68)           7            -             -            9
Realized investment losses                        (46)            -            -            -             -          (46)
Income tax benefit on realized
   investment losses                               14             -            -            -             -           14
                                              -------       -------       ------          ---           ---      -------
Income (loss) from continuing operations           38           (68)           7            -             -          (23)
Cumulative effect of a change in
   accounting principle                           (48)            -            -            -             -          (48)
                                              -------       -------       ------          ---           ---      -------
Net income (loss)                             $   (10)      $   (68)      $    7          $ -           $ -      $   (71)
                                              =======       =======       ======          ===           ===      =======

FINANCIAL RATIOS

Loss & LAE                                                                                                          77.6 %
Acquisition expense                                                                                                 20.9
Underwriting expense                                                                                                12.3
Dividends                                                                                                            0.1
                                                                                                                 -------
Expense ratio, including dividends                                                                                  33.3
                                                                                                                 -------
Combined ratio                                                                                                     110.9 %
                                                                                                                 =======
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                               P&C OPERATIONS
                                          2002 RESULTS
                                             BEFORE                       CORPORATE   REINSURANCE  INSURANCE
                                           SIGNIFICANT                    AGGREGATE   BAD DEBT     BAD DEBT       2002
                                              ITEMS       DEVELOPMENT(1)  COVERS (2)  PROVISION    PROVISION     RESULTS
-------------------------------------------------------------------------------------------------------------------------
Net earned premiums                           $ 4,724       $   (51)      $  (39)         $ -           $ -       $ 4,634
Claim and claim adjustment expenses             3,538           (54)         (55)           -             -         3,429
Acquisition expenses                              869             -            -            -             -           869
Underwriting expenses                             574             -            -            -             -           574
Policyholders' dividends                           53             6            -            -             -            59
                                              -------       -------       ------          ---           ---       -------
Underwriting (loss) income                       (310)           (3)          16            -             -          (297)
                                              -------       -------       ------          ---           ---       -------
Net investment income (loss)                      493             -           (5)           -             -           488
Other revenues                                    363             -            -            -             -           363
Other expenses                                    303             -            -            -             -           303
                                              -------       -------       ------          ---           ---       -------
Income (loss) before income tax,
   minority interest and net realized
   investment losses                              243            (3)          11            -             -           251
Income tax expense                                (71)           (1)          (4)           -             -           (76)
Minority interest                                 (11)            -            -            -             -           (11)
                                              -------       -------       ------          ---           ---       -------
Income (loss) before net realized
   investment losses                              161            (4)           7            -             -           164
Realized investment losses                        (97)            -            -            -             -           (97)
Income tax benefit on realized
   investment losses                               32             -            -            -             -            32
                                              -------       -------       ------          ---           ---       -------
Income (loss) from continuing operations           96            (4)           7            -             -            99
Cumulative effect of a change in
   accounting principle                           (48)            -            -            -             -           (48)
                                              -------       -------       ------          ---           ---       -------
Net income (loss)                             $    48       $    (4)      $    7          $ -           $ -       $    51
                                              =======       =======       ======          ===           ===       =======

FINANCIAL RATIOS

Loss & LAE                                                                                                           74.0 %
Acquisition expense                                                                                                  18.8
Underwriting expense                                                                                                 12.3
Dividends                                                                                                             1.3
                                                                                                                  -------
Expense ratio, including dividends                                                                                   32.4
                                                                                                                  -------
Combined ratio                                                                                                      106.4 %
                                                                                                                  =======
-------------------------------------------------------------------------------------------------------------------------


(1) Includes net prior year development for premiums, claims and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
IMPACT OF SIGNIFICANT ITEMS

-------------------------------------------------------------------------------------------------------------------------
NINE MONTHS ENDED                                                               CNA RE
SEPTEMBER 30, 2002
                                     2002 RESULTS
                                        BEFORE                              CORPORATE    REINSURANCE    INSURANCE
                                      SIGNIFICANT                           AGGREGATE      BAD DEBT     BAD DEBT       2002
(In millions)                            ITEMS           DEVELOPMENT (1)    COVERS (2)    PROVISION     PROVISION    RESULTS
-------------------------------------------------------------------------------------------------------------------------
Net earned premiums                       $ 420            $  103            $ (61)        $ -            $ -         $ 462
Claim and claim adjustment expenses         291               177              (93)          -              -           375
Acquisition expenses                        103                 -                -           -              -           103
Underwriting expenses                        46                 -                -           -              -            46
Policyholders' dividends                      -                 -                -           -              -             -
                                          -----            ------            -----         ---            ---         -----
Underwriting (loss) income                  (20)              (74)              32           -              -           (62)
                                          -----            ------            -----         ---            ---         -----
Net investment income (loss)                114                 -               (5)          -              -           109
Other revenues                                2                 -                -           -              -             2
Other expenses                                2                 -                -           -              -             2
                                          -----            ------            -----         ---            ---         -----
Income (loss) before income tax,
   minority interest and net realized
   investment losses                         94               (74)              27           -              -            47
Income tax (expense) benefit                (25)               26               (9)          -              -            (8)
Minority interest                             -                 -                -           -              -             -
                                          -----            ------            -----         ---            ---         -----
Income (loss) before net realized
   investment losses                         69               (48)              18           -              -            39
Realized investment losses                   (2)                -                -           -              -            (2)
Income tax benefit on realized
   investment losses                          5                 -                -           -              -             5
                                          -----            ------            -----         ---            ---         -----
Income (loss) from continuing
   operations                                72               (48)              18           -              -            42
Cumulative effect of a change in
   accounting principle                       -                 -                -           -              -             -
                                          -----            ------            -----         ---            ---         -----
Net income (loss)                         $  72            $  (48)           $  18         $ -            $ -         $  42
                                          =====            ======            =====         ===            ===         =====

FINANCIAL RATIOS

Loss & LAE                                                                                                             81.2 %
Acquisition expense                                                                                                    22.4
Underwriting expense                                                                                                    9.8
Dividends                                                                                                                 -
                                                                                                                      -----
Expense ratio, including dividends                                                                                     32.2
                                                                                                                      -----
Combined ratio                                                                                                        113.4 %
                                                                                                                      =====
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                           TOTAL P&C SEGMENTS

                                            2002 RESULTS
                                               BEFORE                     CORPORATE  REINSURANCE   INSURANCE
                                             SIGNIFICANT                  AGGREGATE   BAD DEBT      BAD DEBT        2002
                                                ITEMS    DEVELOPMENT (1)  COVERS (2)   PROVISION    PROVISION       RESULTS
-------------------------------------------------------------------------------------------------------------------------
Net earned premiums                           $ 5,144       $    52      $  (100)         $ -           $ -       $  5,096
Claim and claim adjustment expenses             3,829           123         (148)           -             -          3,804
Acquisition expenses                              972             -            -            -             -            972
Underwriting expenses                             620             -            -            -             -            620
Policyholders' dividends                           53             6            -            -             -             59
                                              -------       -------       ------          ---           ---        -------
Underwriting (loss) income                       (330)          (77)          48            -             -           (359)
                                              -------       -------       ------          ---           ---        -------
Net investment income (loss)                      607             -          (10)           -             -            597
Other revenues                                    365             -            -            -             -            365
Other expenses                                    305             -            -            -             -            305
                                              -------       -------       ------          ---           ---        -------
Income (loss) before income tax,
   minority interest and net realized
   investment losses                              337           (77)          38            -             -            298
Income tax (expense) benefit                      (96)           25          (13)           -             -            (84)
Minority interest                                 (11)            -            -            -             -            (11)
                                              -------       -------       ------          ---           ---        -------
Income (loss) before net realized
   investment losses                              230           (52)          25            -             -            203
Realized investment losses                        (99)            -            -            -             -            (99)
Income tax benefit on realized
   investment losses                               37             -            -            -             -             37
                                              -------       -------       ------          ---           ---        -------
Income (loss) from continuing operations          168           (52)          25            -             -            141
Cumulative effect of a change in
   accounting principle                           (48)            -            -            -             -            (48)
                                              -------       -------       ------          ---           ---        -------
Net income (loss)                             $   120       $   (52)     $    25          $ -           $ -       $     93
                                              =======       =======      =======          ===           ===       ========


FINANCIAL RATIOS
Loss & LAE                                                                                                            74.6 %
Acquisition expense                                                                                                   19.1
Underwriting expense                                                                                                  12.1
Dividends                                                                                                              1.2
                                                                                                                  --------
                                                                                                                      32.4
Expense ratio, including dividends                                                                                --------
Combined ratio                                                                                                       107.0 %
                                                                                                                  ========
--------------------------------------------------------------------------------------------------------------------------

(1) Includes net prior year development for premiums, claims and allocated claim adjustment expense reserves, dividends, and change in reserves for unallocated claim adjustment expenses.

(2) Pretax benefit of Aggregate Corporate Covers represents the current period ceded premiums and losses and associated interest expense. Interest expense on the funds withheld related to prior cessions to the Corporate Aggregate Covers is not presented on this schedule, but is included in the Analysis of Pretax Net Investment Income on pages 14 and 15.

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
PROPERTY AND CASUALTY BUSINESS
SUMMARY OF LOSS, ALAE AND DIVIDEND DEVELOPMENT
BY SEGMENT AND LINE OF BUSINESS

---------------------------------------------------------------------------------------------------------------------------
THREE MONTHS ENDED                                                           ACCIDENT YEAR
SEPTEMBER 30
(In millions)                                  2002           2001         2000         1999       1998 & P       TOTAL
---------------------------------------------------------------------------------------------------------------------------
BY SEGMENT

   Standard Lines (1)                         $   158       $    46       $ (200)     $  (144)     $ (1,004)      $ (1,144)
   Specialty Lines                                 (9)          (80)         (55)         (18)          (64)          (226)
   CNA Re                                          42           (44)         (42)         (22)          (70)          (136)
   Corporate & Other                                -             -            -            8          (854)          (846)
                                              -------       -------       ------      -------      --------       --------
   Total                                      $   191       $   (78)      $ (297)     $  (176)     $ (1,992)      $ (2,352)
                                              =======       =======       ======      =======      ========       ========

BY LINE OF BUSINESS
   Commercial Automobile Liability            $    20       $    37       $  (17)     $   (14)     $    (32)      $     (6)
   Workers Compensation                            48            58         (147)           7          (404)          (438)
   Commercial Multiple-Peril                       66           (19)         (32)         (85)         (304)          (374)
   Medical Malpractice                             (6)          (35)         (18)           2           (44)          (101)
   Special Liability                               19            (1)         (13)          (6)            4              3
   Other Liability                                (32)         (107)          (9)         (49)         (863)        (1,060)
   Special Property                                52            40          (18)         (14)          (12)            48
   Fidelity/Surety                                (23)          (15)          19            9            13              3
   Reinsurance A, B, C                             52           (23)         (31)          (4)         (145)          (151)
   Products Liability                             (11)          (15)         (36)         (33)         (148)          (243)
   Other                                            6             2            5           11           (57)           (33)
                                              -------       -------       ------      -------      --------       --------
   Total                                      $   191       $   (78)      $ (297)     $  (176)     $ (1,992)      $ (2,352)
                                              =======       =======       ======      =======      ========       ========
---------------------------------------------------------------------------------------------------------------------------

(1) Includes $9 million of interest accretion and $46 million of dividend development.

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
GROSS LOSS AND ALAE RATIOS
BY SEGMENT AND LINE OF BUSINESS
CCC, CIC AND GALWAY

-------------------------------------------------------------------------------------------------------------------
SEPTEMBER 30, 2003                                                    ACCIDENT YEAR

                                        2003      2002     2001      2000      1999      1998      1997      1996
-------------------------------------------------------------------------------------------------------------------
BY SEGMENT
   Standard Lines                        60 %      61 %      88 %      99 %     109 %      95 %      81 %      74 %
   Specialty Lines                       62        67       114       102        98        89        87        72
   CNA Re                                61        61       173        94       120       124        91        83
   P&C Segments                          61        63       102        99       108        96        83        74
   Corporate & Other                     77        68        66        82        73        80        58        72
   Total                                 64 %      64 %      93 %      96 %     101 %      92 %      78 %      74 %

BY LINE OF BUSINESS
   Commercial Automobile Liability       63 %      66 %      92 %     102 %     103 %      95 %      90 %      74 %
   Workers Compensation                  64        66        80        96       104        95        75        65
   Commercial Multiple-Peril             62        62        80        96       110        92        80        83
   Medical Malpractice                   63        66       103       124       127       116       136       118
   Special Liability                     56        55       161        93        98        72        78        75
   Other Liability                       65        72        96       111       133       126        90        72
   Special Property                      52        49        87        63        68        79        59        76
   Auto Physical Damage                  63        54        64        74        69        67        62        65
   Reinsurance A, B and C                58        64       N/A       101       125       112        73        75
   Other                                 75        70        79        94        74        69        63        67
   Total                                 64 %      64 %      93 %      96 %     101 %      92 %      78 %      74 %
-------------------------------------------------------------------------------------------------------------------

                                                                      (CNA LOGO)

CNA FINANCIAL CORPORATION
FINANCIAL SUPPLEMENT
NET LOSS AND ALAE RATIOS
BY SEGMENT AND LINE OF BUSINESS
CCC, CIC AND GALWAY

-------------------------------------------------------------------------------------------------------------------
SEPTEMBER 30, 2003                                                   ACCIDENT YEAR

                                       2003      2002      2001     2000      1999        1998      1997      1996
-------------------------------------------------------------------------------------------------------------------
BY SEGMENT

   Standard Lines                        62 %      64 %      59 %      81 %      94 %      95 %      80 %      76 %
   Specialty Lines                       66        74        87       103       106        97        85        78
   CNA Re                                65        59       105        90       118       129        97        90
   P&C Segments                          63        66        69        87       100        98        83        77
   Corporate & Other (1)                N/A       N/A       N/A       N/A        77        80        67        71
   Total                                 63 %      66 %      69 %      86 %      95 %      94 %      79 %      76 %

BY LINE OF BUSINESS

   Commercial Automobile Liability       64 %      68 %      79 %      88 %      99 %      98 %      93 %      80 %
   Workers Compensation                  64        68        31        76        90        97        75        65
   Commercial Multiple-Peril             65        64        68        83       102        94        86        85
   Medical Malpractice                   62        69       116       135       144       127       142       122
   Special Liability                     58        58        70        93        83        70        76        62
   Other Liability                       67        77        73        87       111       118        87        77
   Special Property                      47        36        90        70        65        81        64        81
   Auto Physical Damage                  52        52        65        70        70        73        64        66
   Reinsurance A, B and C                63        61       193       101       129       115        80        84
   Other                                 55        71        97       118        82        74        62        71
   Total                                 63 %      66 %      69 %      86 %      95 %      94 %      79 %      76 %
-------------------------------------------------------------------------------------------------------------------

(1)      Ratios subsequent to 1999 are not meaningful.


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